UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(RULE 14A 101)
INFORMATION REQUIRED IN PROXY STATEMENT
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.      )
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a 6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a 12

HERITAGE COMMERCE CORP

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
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No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

HERITAGE COMMERCE CORP
April 14, 2022
Dear Shareholder:
You are cordially invited to attend the 2022 Annual Meeting of Shareholders, which will be held at 1:00 p.m., Pacific Daylight Time (PDT) on Thursday, May 26, 2022. The accompanying Notice of Annual Meeting and proxy statement describe the business that will be conducted at the meeting and provide information about Heritage Commerce Corp. We have also enclosed our 2021 Annual Report on Form 10-K.
This year’s Annual Meeting will be a completely virtual meeting of shareholders, which will be conducted online via live webcast. You will be able to attend the Annual Meeting by registering at register.proxypush.com/HTBK. Upon completing your registration, you will receive further instructions via email, including a unique link that will allow you access to the Annual Meeting and to vote and submit questions during the Annual Meeting.
Whether or not you participate in our virtual Annual Meeting, it is very important that your shares be represented at the meeting. Accordingly, please sign, date, and promptly mail the enclosed proxy card. You may also vote over the Internet or by telephone by following the instructions on the proxy card. If you attend the virtual Annual Meeting and prefer to vote at the meeting, you may do so.
Sincerely,

Jack W. Conner Chairman of the Board	Walter T. Kaczmarek President and Chief Executive Officer
224 Airport Parkway, San Jose, California 95110   ●   Telephone (408) 947-6900    ●   Fax (408) 947-6910

HERITAGE COMMERCE CORP
224 Airport Parkway
San Jose, California 95110
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
Date and Time:	Thursday, May 26, 2022, at 1:00 p.m., Pacific Daylight Time (PDT).
Items of Business:	1.	To elect 11 members of the Board of Directors, each for a term of one year;
	2.	To approve an advisory proposal on the Company’s 2021 executive compensation;
	3.	To ratify the selection of Crowe LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022; and
	4.	To transact such other business as may properly come before the meeting, and any adjournment or postponement.
Record Date:	You can vote if you are a shareholder of record on March 25, 2022.
Mailing Date:
The proxy materials are being distributed to our shareholders on or about April 14, 2022, and include our Annual Report on Form 10-K, Notice of Annual Meeting, this proxy statement, and proxy or voting instruction card.

Important Notice Regarding the Internet Availability of Proxy Materials:
The proxy statement and Annual Report on Form 10-K are available at www.heritagecommercecorp.com. Your Vote is Important. Please vote as promptly as possible by using the Internet or telephone or by signing, dating and returning the enclosed proxy card.

VIRTUAL ANNUAL MEETING
The Annual Meeting will be held in a virtual-only meeting format, via live video webcast that will provide shareholders with the ability to participate in the Annual Meeting, vote their shares and ask questions. We are implementing a virtual-only meeting format in order to leverage technology to enhance shareholder access to the Annual Meeting by enabling attendance and participation from any location around the world. We believe that the virtual-only meeting format will give shareholders the opportunity to exercise the same rights as if they had attended an in-person meeting and believe that these measures will enhance shareholder access and encourage participation and communication with our Board of Directors and management.
BENEFITS OF A VIRTUAL ANNUAL MEETING
We believe a virtual-only meeting format facilitates shareholder attendance and participation by enabling all shareholders to participate fully and equally, and without cost, using an Internet-connected device from any location around the world. In addition, the virtual-only meeting format increases our ability to engage with all shareholders, regardless of size, resources or physical location.
Shareholders of record and beneficial owners as of the close of the business day on March 25, 2022, the record date, will have the ability to submit questions and vote electronically at the Annual Meeting via the virtual-only meeting platform.
ATTENDANCE AT THE VIRTUAL ANNUAL MEETING
Only shareholders of record and beneficial owners of shares of our common stock as of the close of business on March 25, 2022, the record date, may attend and participate in the Annual Meeting, including voting and asking questions during the virtual Annual Meeting. You will not be able to attend the Annual Meeting physically in person.
In order to attend the Annual Meeting, you must register at register.proxypush.com/HTBK. Upon completing your registration, you will receive further instructions via email, including a unique link that will allow you access to the Annual Meeting and to vote and submit questions during the Annual Meeting.
As part of the registration process, you must enter the control number located on your proxy card or voting instruction form. If you are a beneficial owner of shares registered in the name of a broker, bank or other nominee, you will also need to provide the registered name on your account and the name of your broker, bank or other nominee as part of the registration process.
On the day of the Annual Meeting, May 26, 2022, shareholders may begin to log in to the virtual-only Annual Meeting 15 minutes prior to the Annual Meeting. The Annual Meeting will begin promptly at 1:00 p.m. Pacific Daylight Time.
We will have technicians ready to assist you with any technical difficulties you may have accessing the Annual Meeting. If you encounter any difficulties accessing the virtual-only Annual Meeting platform, including any difficulties voting or submitting questions, you may call the technical support number that will be posted in your instructional email.
QUESTIONS AT THE VIRTUAL ANNUAL MEETING
Our virtual Annual Meeting will allow shareholders to submit questions before and during the Annual Meeting. During a designated question and answer period at the Annual Meeting, we will respond to appropriate questions submitted by shareholders.
We will answer as many shareholder-submitted questions as time permits, and any questions that we are unable to address during the Annual Meeting will be answered following the meeting, with the exception of any questions that are irrelevant to the purpose of the Annual Meeting or our business or that contain inappropriate or derogatory references. If we receive substantially similar questions, we will group such questions together and provide a single response to avoid repetition.
By Order of the Board of Directors,
Deborah K. Reuter
Executive Vice President
and Corporate Secretary
April 14, 2022
San Jose, California

i

ii

PROXY STATEMENT FOR HERITAGE COMMERCE CORP
2022 ANNUAL MEETING OF SHAREHOLDERS
INFORMATION ABOUT THE ANNUAL MEETING AND VOTING
QUESTIONS & ANSWERS
Why did you send me this proxy statement?
We sent you this proxy statement and the enclosed proxy card because our Board of Directors (the “Board of Directors” or the “Board”) is soliciting your proxy to vote at the 2022 Annual Meeting of Shareholders (“Annual Meeting”). This proxy statement summarizes the information you need to know to cast an informed vote at the Annual Meeting. Heritage Commerce Corp is referred to in this proxy statement as the “Company.” Along with this proxy statement, we are also sending you the Heritage Commerce Corp 2021 Annual Report on Form 10-K, which includes our consolidated financial statements.
How will our Annual Meeting be held?
The Annual Meeting will be held in a virtual-only meeting format, via live video webcast that will provide shareholders with the ability to participate in the Annual Meeting, vote their shares and ask questions. We are implementing a virtual-only meeting format in order to leverage technology to enhance shareholder access to the Annual Meeting by enabling attendance and participation from any location around the world. We believe that the virtual-only meeting format will give shareholders the opportunity to exercise the same rights as if they had attended an in-person meeting and believe that these measures will enhance shareholder access and encourage participation and communication with our Board of Directors and management.
We believe a virtual-only meeting format facilitates shareholder attendance and participation by enabling all shareholders to participate fully and equally, and without cost, using an Internet-connected device from any location around the world. In addition, the virtual-only meeting format increases our ability to engage with all shareholders, regardless of size, resources or physical location.
Shareholders of record and beneficial owners at the close of the business day on March 25, 2022, the record date, will have the ability to submit questions and vote electronically at the Annual Meeting via the virtual-only meeting platform.
Only shareholders of record and beneficial owners of shares of our common stock as of the close of the business day on March 25, 2022, the record date, may attend and participate in the Annual Meeting, including voting and asking questions during the virtual Annual Meeting. You will not be able to attend the Annual Meeting in person.
In order to attend the Annual Meeting, you must register at register.proxypush.com/HTBK. Upon completing your registration, you will receive further instructions via email, including a unique link that will allow you access to the Annual Meeting and to vote and submit questions during the Annual Meeting.
As part of the registration process, you must enter the control number located on your proxy card or voting instruction form. If you are a beneficial owner of shares registered in the name of a broker, bank or other nominee, you will also need to provide the registered name on your account and the name of your broker, bank or other nominee as part of the registration process.
On the day of the Annual Meeting, May 26, 2022, shareholders may begin to log in to the virtual-only Annual Meeting 15 minutes prior to the Annual Meeting. The Annual Meeting will begin promptly at 1:00 p.m. Pacific Daylight Time.
We will have technicians ready to assist you with any technical difficulties you may have accessing the Annual Meeting. If you encounter any difficulties accessing the virtual-only Annual Meeting platform, including any difficulties voting or submitting questions, you may call the technical support number that will be posted in your instructional email.
Our virtual Annual Meeting will allow shareholders to submit questions before and during the Annual Meeting. During a designated question and answer period at the Annual Meeting, we will respond to appropriate questions submitted by shareholders.

We will answer as many shareholder-submitted questions as time permits, and any questions that we are unable to address during the Annual Meeting will be answered following the meeting, with the exception of any questions that are irrelevant to the purpose of the Annual Meeting or our business or that contain inappropriate or derogatory references. If we receive substantially similar questions, we will group such questions together and provide a single response to avoid repetition.
Who is entitled to vote?
We will begin sending this proxy statement, the attached Notice of Annual Meeting and the enclosed proxy card on or about April 14, 2022, to all shareholders entitled to vote. Shareholders who were the record owners of the Company’s common stock at the close of the business day on March 25, 2022, are entitled to vote. On this record date, there were 60,407,846 shares of common stock outstanding.
What constitutes a quorum?
A majority of the outstanding shares of the common stock entitled to vote at the Annual Meeting must be present, in person or by proxy, in order to constitute a quorum. We can only conduct the business of the Annual Meeting if a quorum has been established. We will include proxies marked as abstentions and broker non-votes in determining the number of shares present at the Annual Meeting.
How many votes do I have?
Each share of common stock entitles you to one vote in person or by proxy, for each share of common stock outstanding in your name on the books of the Company as of March 25, 2022, the record date for the Annual Meeting on any matter submitted to a vote of the shareholders, except that in connection with the election of directors (Proposal 1), you may cumulate your shares (see “What is cumulative voting and how do I cumulate my shares?” on page 3). The proxy card indicates the number of votes that you have as of the record date.
Is voting confidential?
We have a confidential voting policy to protect the privacy of our shareholders’ votes. Under this policy, ballots, proxy cards and voting instructions returned to banks, brokers and other nominees are kept confidential. Only the proxy tabulator and the Inspector of Election have access to the ballots, proxy cards and voting instructions.
How do I vote by proxy?
You may vote by granting a proxy or, for shares held in street name, by submitting voting instructions to your broker or other nominee. If your shares are held by a broker or other nominee, you will receive instructions that you must follow to have your shares voted. If you hold your shares as a shareholder of record, you may vote by completing, signing and dating the enclosed proxy card and returning it promptly in the envelope provided. You may also vote by telephone or over the Internet (see page 3). Returning the proxy card will not affect your right to participate on line at the virtual the Annual Meeting and vote.
If you properly fill in your proxy card and send it to us in time to vote, your “proxy” (one of the individuals named on your proxy card) will vote your shares as you have directed. If you sign the proxy card but do not make specific choices, your proxy will vote your shares as recommended by the Board of Directors as follows:
•
“FOR” the election of all 11 nominees for director;

•
“FOR” the approval of the advisory proposal on the Company’s 2021 executive compensation; and

•
“FOR” the ratification of the selection of Crowe LLP as our independent registered public accounting firm for 2022.

For the election of directors (Proposal 1), a shareholder may withhold authority for the proxy holders to vote for any one or more of the nominees by marking the enclosed proxy card in the manner instructed on the proxy card. Unless authority to vote for the nominees is withheld, the proxy holders will vote the proxies received by them for the election of the nominees listed on the proxy card as directors of the Company. Your proxy does not have an obligation to vote for nominees not identified on the preprinted proxy card (that is, write in candidates). Should any shareholder attempt to “write in” a vote for a nominee not identified on the preprinted card (and described in these proxy materials), your proxy will NOT vote the shares represented by your proxy card for any such write in candidate, but will instead vote the shares for any and all other indicated candidates. If any of the nominees should be unable or decline to serve, which is not now anticipated, your proxy will have discretionary authority to vote for a substitute who shall be designated by the present Board of Directors to fill the vacancy. In the event that additional persons are nominated for election as directors, your proxy intends to vote all of the proxies in such a manner, in accordance with the cumulative voting, as will assure the election of as many of the nominees identified on the proxy card as possible. In such event, the specific nominees to be voted for will be determined by the proxy holders, in their sole discretion.
What do I have to do to vote my shares if they are held in the name of my broker?
If your shares are held by your broker, sometimes called “street name” shares, you must vote your shares through your broker. You should receive a form from your broker asking how you want to vote your shares. Follow the instructions on that form to give voting instructions to your broker. Under the rules that govern brokers who are voting with respect to shares held in street name, brokers have the discretion to vote such shares on routine, but not on non-routine matters. A “broker non vote” occurs when your broker does not vote on a particular proposal because the broker does not receive instructions from the beneficial owner and does not have discretionary authority. Proposal 1 (election of directors) and Proposal 2 (advisory proposal on the 2021 executive compensation) are non-routine items on which a broker may vote only if the beneficial owner has provided voting instructions. Proposal 3 (ratification of independent registered public accounting firm for 2022) is a routine item.
How do I vote at the virtual meeting?
If you plan to attend the virtual Annual Meeting and desire to vote at the meeting you will have the opportunity to do so, but we recommend you send in a proxy card to vote. However, if your shares are held in the name of your broker, bank or other nominee, you must provide the proper codes as set forth in the proxy card.
May I vote over the Internet or by telephone?
Shareholders whose shares are registered in their own names may vote either over the Internet or by telephone. Special instructions for voting over the Internet or by telephone are set forth on the enclosed proxy card. The Internet and telephone voting procedures are designed to authenticate the shareholder’s identity and to allow shareholders to vote their shares and confirm that their voting instructions have been properly recorded.
If your shares are registered in the name of a bank or brokerage firm, you may be eligible to vote your shares by telephone or over the Internet. Most U.S. banks and brokerage firms are clients of Broadridge Financial Solutions (“Broadridge”). As such, shareholders who receive either a paper copy of their proxy statement or electronic delivery notification have the opportunity to vote by telephone or over the Internet. If your bank or brokerage firm is a Broadridge client, your proxy card or Voting Instruction Form (“VIF”) will provide the instructions. If your proxy card or VIF does not provide instructions for Internet and telephone voting, please complete and return the proxy card in the self-addressed, postage paid envelope provided.
What is cumulative voting and how do I cumulate my shares?
For the election of directors (Proposal 1), California law provides that a shareholder of a California corporation, or his/her proxy, may cumulate votes in the election of directors. That is, each shareholder may cast that number of votes equal to the number of shares owned by him/her, multiplied by the number of directors to be elected, and he/she may cumulate such votes for a single candidate or distribute such votes among as many candidates as he/she deems appropriate.
Certain affirmative steps must be taken by you in order to be entitled to vote your shares cumulatively for the election of directors. At the shareholders’ meeting at which directors are to be elected, no shareholder is entitled to cumulate votes (i.e., cast for any one or more candidates a number of votes greater than the number of the shareholder’s shares) unless the candidates’ names have been placed in nomination at the meeting and prior to the commencement of the voting and at least one shareholder has given notice at the meeting and prior to commencement of the voting of the shareholder’s intention to cumulate votes. If any shareholder has given such notice, then every shareholder entitled to vote may cumulate votes for candidates in nomination and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which that shareholder’s shares are entitled, or distribute the shareholder’s votes on the same principle among any or all of the candidates, as the shareholder thinks appropriate. The candidates receiving the highest number of votes, up to the number of directors to be elected, will be elected.
The proxies designated on your proxy card do not, at this time, intend to cumulate votes, to the extent they have the shareholder’s discretionary authority to do so, pursuant to the proxies solicited in this proxy statement unless another shareholder gives notice to cumulate, in which case your proxy may cumulate votes in accordance with the recommendations of the Board of Directors. Therefore, discretionary authority to cumulate votes in such an event is solicited in this proxy statement.
May I change my vote after I return my proxy?
If you fill out and return the enclosed proxy card, or vote by telephone or over the Internet, you may change your vote at any time before the vote is conducted at the Annual Meeting. You may change your vote in any one of four ways:
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You may send to the Company’s Corporate Secretary another completed proxy card with a later date.

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You may notify the Company’s Corporate Secretary in writing before the Annual Meeting that you have revoked your proxy.

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You may virtually attend the Annual Meeting and vote on line.

•
If you have voted your shares by telephone or over the Internet, you can revoke your prior telephone or Internet vote by recording a different vote, or by signing and returning a proxy card dated as of a date that is later than your last telephone or Internet vote.

What if I receive multiple proxy cards?
If you receive multiple proxy cards, your shares are probably registered differently or are in more than one account. Vote all proxy cards received to ensure that all your shares are voted. Unless you need multiple accounts for specific purposes, we recommend that you consolidate as many of your accounts as possible under the same name and address. If the shares are registered in your name, contact our transfer agent, EQ Shareowner Services, 1-866-883-3382; otherwise, contact your bank, broker or other nominee.
What vote is required to approve each proposal?
Approval of Proposal 1 (election of directors) requires a plurality of votes cast for each nominee. This means that the 11 nominees who receive the most votes will be elected. So, if you do not vote for a particular nominee, or you indicate “WITHHOLD AUTHORITY” to vote for a particular nominee on your proxy card, your vote will not count either “for” or “against” the nominee. Abstentions will not have any effect on the outcome of the vote. You may cumulate your votes in the election of directors as described under “What is cumulative voting and how do I cumulate my shares?” on page 3. Broker non-votes will not count as a vote on the proposal and will not affect the outcome of the vote.
Proposal 2 (advisory proposal on the 2021 executive compensation) and Proposal 3 (ratification of independent registered public accounting firm for 2022) each requires a vote that satisfies two criteria: (i) the affirmative vote for the proposal must constitute a majority of the common shares present or represented or by proxy and voting on the proposal at the Annual Meeting; and (ii) the affirmative vote for the proposal must constitute a majority of the common shares required to constitute the quorum. For purposes of Proposal 2 and 3, abstentions and broker non-votes will not affect the outcome under clause (i), which recognizes only actual votes cast. However, abstentions and broker non-votes will affect the outcome under clause (ii) if the number of affirmative votes, though a majority of the votes represented, does not constitute a majority of the voting power required to constitute a quorum. The ratification of the appointment of the independent registered public accounting firm for 2022 is a matter on which a broker or other nominee is generally empowered to vote and, therefore, no broker non-votes are expected to exist with respect to Proposal 3.
How will voting on any other business be conducted?
Your proxy card confers discretionary authority to your proxy to vote your shares on the matters which may properly be presented for action at the Annual Meeting, and may include action with respect to procedural matters pertaining to the conduct of the Annual Meeting.
What are the costs of soliciting these proxies?
We will pay all the costs of soliciting these proxies. In addition to mailing proxy soliciting material, our directors, officers and employees also may solicit proxies in person, by telephone or by other electronic means of communication for which they will receive no compensation. We will ask banks, brokers and other institutions, nominees and fiduciaries to forward the proxy materials to their principals and to obtain authority to execute proxies. We will then reimburse them for their reasonable expenses. We have hired Advantage Proxy to seek the proxies of custodians, such as brokers, which hold shares which belong to other people. This service will cost the Company approximately $5,000 plus expenses.
How do I obtain an Annual Report on Form 10-K?
A copy of our 2021 Annual Report on Form 10-K accompanies this proxy statement. If you would like another copy of this report, we will send you one without charge. The Annual Report on Form 10-K includes a list of exhibits filed with the Securities and Exchange Commission (“SEC”), but does not include the exhibits. If you wish to receive copies of the exhibits, we will send them to you. Please write to:
Heritage Commerce Corp
224 Airport Parkway
San Jose, California 95110
Attention: Executive Vice President and Corporate Secretary
You can also find out more information about us at our website www.heritagecommercecorp.com. Our website is available for information purposes only and should not be relied upon for investment purposes, nor is it incorporated by reference into this proxy statement. On our website you can access electronically filed copies of our annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, Section 16 filings, and amendments to those reports and filings, free of charge. The SEC also maintains a website at www.sec.gov that contains reports, proxy statements and other information regarding SEC registrants, including the Company.

BENEFICIAL OWNERSHIP OF COMMON STOCK
The following table sets forth information as of February 28, 2022, pertaining to beneficial ownership of the Company’s common stock by persons known to the Company to own 5% or more of the Company’s common stock, nominees to be elected to the Board of Directors, the executive officers named in the Summary Compensation Table presented in this proxy statement, and all directors and executive officers of the Company, as a group. This information has been obtained from the Company’s records, or from information furnished directly by the individual or entity to the Company.
For purposes of the following table, shares issuable pursuant to stock options which may be exercised within 60 days of February 28, 2022, are deemed to be issued and outstanding and have been treated as outstanding in determining the amount and nature of beneficial ownership and in calculating the percentage of ownership of those individuals possessing such interest, but not for any other individuals.
Name of Beneficial Owner(1)	Position	Shares Beneficially Owner(2)(3)	Exercisable Options	Percent of Class(3)
Michael E. Benito	Executive Vice President/ Business Banking Manager of Heritage Bank of Commerce	102,336(4)(23)	22,500	0.17%
Julianne M. Biagini-Komas	Director	36,488(5)	―	0.06%
Margo G. Butsch	Executive Vice President and Chief Credit Officer of Heritage Bank of Commerce	55,082(6)(23)	11,000	0.09%
Bruce H. Cabral	Director	114,540(7)	17,290	0.19%
Jack W. Conner	Director and Chairman of the Board	135,797(8)	―	0.22%
Jason DiNapoli	Director	374,573(9)	―	0.62%
Stephen G. Heitel	Director	209,994(10)	123,499	0.35%
Kamran F. Husain	Director	―(11)	―	0.00%
Robertson Clay Jones	President and Chief Operating Officer of Heritage Bank of Commerce	275,017(12)(23)	123,499	0.45%
Walter T. Kaczmarek	Chief Executive Officer, President and Director	152,270(13)(14)(23)	―	0.25%
Lawrence D. McGovern	Executive Vice President and Chief Financial Officer	153,324(15)(23)	30,000	0.25%
Robert T. Moles	Director	48,124(16)	9,000	0.08%
Laura Roden	Director	37,875(17)	8,000	0.06%
Marina H. Park Sutton	Director	108,407(18)	27,170	0.18%
Ranson W. Webster	Director	643,453(19)	9,000	1.07%
Keith A. Wilton	Former Chief Executive Officer, President and Director	1(20)(23)	―	0.00%
All directors, and executive officers (16 individuals)		2,447,281	380,958	4.05%
BlackRock Inc.		5,079,103(21)	―	8.41%
T. Rowe Price Associates, Inc.		5,867,991(22)	―	9.72%

(1)
Except as otherwise noted, the address for all persons is c/o Heritage Commerce Corp, 224 Airport Parkway, San Jose, California, 95110.

(2)
Subject to applicable community property laws and shared voting and investment power with a spouse, the persons listed have sole voting and investment power with respect to such shares unless otherwise noted. Listed amounts reflect all previous stock splits and stock dividends.

(3)
Includes shares beneficially owned (including options exercisable within 60 days of February 28, 2022, as shown in the “Exercisable Options” column).

(4)
Includes 26,540 shares of restricted stock that have not vested and of which Mr. Benito has the right to vote.

(5)
Includes 4,255 shares of restricted stock that have not vested and of which Ms. Biagini-Komas has the right to vote.

(6)
Includes 26,362 shares of restricted stock that have not vested and of which Ms. Butsch has the right to vote.

(7)
Includes 92,995 shares held indirectly by trust. Also includes 4,255 shares of restricted stock that have not vested and of which Mr. Cabral has the right to vote.

(8)
Includes 29,344 shares held by Mr. Conner’s spouse. Also includes 6,383 shares of restricted stock that have not vested and of which Mr. Conner has the right to vote.

(9)
Includes 323,721 shares held by a partnership. Also includes 4,255 shares of restricted stock that have not vested and of which Mr. DiNapoli has the right to vote.

(10)
Includes 48,308 shares held by Individual Retirement Account. Also includes 4,255 shares of restricted stock that have not vested and of which Mr. Heitel has the right to vote.

(11)
Mr. Husain joined the Board of Directors on December 9, 2021.

(12)
Includes 131,772 shares held directly. Also includes 19,746 shares of restricted stock that have not vested and of which Mr. Jones has the right to vote.

(13)
Mr. Kaczmarek rejoined the Company as President and Chief Executive Officer on March 15, 2021.

(14)
Includes 42,906 shares held in a personal Individual Retirement Account. Includes 28,696 shares held indirectly by trust. Also includes 59,249 shares of restricted stock that have not vested and of which Mr. Kaczmarek has the right to vote.

(15)
Includes 4,980 shares held by Mr. McGovern in a personal Individual Retirement Account. Includes 62,970 shares held indirectly by trust. Also includes 34,248 shares of restricted stock that have not vested and of which Mr. McGovern has the right to vote.

(16)
Includes 4,255 shares of restricted stock that have not vested and of which Mr. Moles has the right to vote.

(17)
Includes 4,255 shares of restricted stock that have not vested and of which Ms. Roden has the right to vote.

(18)
Includes 38,285 shares held indirectly by trust. Also includes 4,255 shares of restricted stock that have not vested and of which Ms. Sutton has the right to vote.

(19)
Includes 8,493 shares held indirectly. Also includes 4,255 shares of restricted stock that have not vested and of which Mr. Webster has the right to vote.

(20)
Mr. Wilton retired from the Company on March 12, 2021.

(21)
BlackRock, Inc. is an investment management firm and may be deemed to beneficially own 5,079,103 shares of the Company, which are held of record by clients of BlackRock, Inc. The address for BlackRock, Inc. is 55 East 52nd Street, New York, NY 10055. All of the foregoing information has been obtained by Schedule 13G filed with the SEC on February 1, 2022.

(22)
T. Rowe Price Associates, Inc. is an investment management firm and may be deemed to beneficially own 5,867,991 shares of the Company, which are held of record by clients of T. Rowe Price Associates, Inc. the address for T. Rowe Price Associates, Inc. is 100 East Pratt Street, Baltimore, MD 21202. All of the foregoing information has been obtained by Schedule 13G filed with the SEC on February 14, 2022.

(23)
The Company’s Employee Stock Ownership Plan owns 97,812 shares of our common stock, all of which have been allocated. These include shares held for the account of the following named executive officers and includes in the table for Mr. McGovern 5,731 shares, Mr. Benito 2,384 shares, and zero shares for Ms. Butsch, Mr. Jones, Mr. Kaczmarek, and Mr. Wilton. Mr. Kaczmarek and Mr. McGovern are two of the three trustees of the Employee Stock Ownership Plan. As trustees, they have the power to vote any unallocated shares of the Employee Stock Ownership Plan (currently no shares are unallocated) and allocated shares for which voting instructions are not otherwise provided.

CORPORATE GOVERNANCE AND BOARD MATTERS
The Board of Directors is committed to good business practices, transparency in financial reporting and the highest level of corporate governance. To that end, the Board continually reviews its governance policies and practices, as well as the requirements of the Sarbanes Oxley Act of 2002 and the listing standards of the Nasdaq Stock Market, to help ensure that such policies and practices are compliant and up to date.
Board of Directors
Board Independence
In 2021, 10 out of 11 members of the Board of Directors were independent directors, as defined by the applicable rules and regulations of the Nasdaq Stock Market, as follows:
Julianne M. Biagini-Komas
Bruce H. Cabral
Jack W. Conner, Chairman of the Board
Jason DiNapoli
Stephen G. Heitel
Kamran F. Husain
Robert T. Moles
Laura Roden
Marina H. Park Sutton
Ranson W. Webster
Frank G. Bisceglia, an independent director, retired in January 2022. Mr. Husain joined the Board in December 2021.
Board and Committee Meeting Attendance
During the fiscal year ended December 31, 2021, our Board of Directors held a total of 10 meetings. For the meetings directors were qualified to attend in 2021, each incumbent director who was a director during 2021 attended at least 75% of the aggregate of (a) the total number of such meetings and (b) the total number of meetings held by the standing committees of the Board on which such director served.
Director Attendance at Annual Meetings of Shareholders
The Board believes it is important for all directors to attend the Annual Meeting of Shareholders in order to show their support for the Company and to provide an opportunity for shareholders to communicate any concerns to them. The Company’s policy is to encourage, but not require, attendance by each director at the Company’s Annual Meeting of Shareholders. All of the directors of the Company are encouraged to attend the Annual Meeting of Shareholders and at the 2021 Annual Meeting of Shareholders all of our directors were in attendance.
Communications with the Board
Shareholders may communicate with the Board of Directors, including a committee of the Board or individual directors, by writing to the Corporate Secretary, Heritage Commerce Corp, 224 Airport Parkway, San Jose, California 95110. Each communication from a shareholder should include the following information in order to permit shareholder status to be confirmed and to provide an address to forward a response if deemed appropriate:
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The name, mailing address and telephone number of the shareholder sending the communication; and

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If the shareholder is not a record holder of our common stock, the name of the record holder of our common stock beneficially owned must be identified along with the shareholder.

Our Corporate Secretary will forward all appropriate communications to the Board or individual members of the Board specified in the communication. Our Corporate Secretary may (but is not required to) review all correspondence addressed to the Board or any individual member of the Board, for any inappropriate correspondence more suitably directed to management. Communications may be deemed inappropriate for this purpose if it is reasonably apparent from the face of the correspondence that it relates principally to a customer dispute. Our policies regarding the handling of security holder communications were approved by a majority of our independent directors.
Nomination of Directors
The Company has a Corporate Governance and Nominating Committee. The duties of the Corporate Governance and Nominating Committee include the recommendation of candidates for election to the Company’s Board of Directors.
The Corporate Governance and Nominating Committee’s minimum qualifications for a director are persons of high ethical character who have both personal and professional integrity, which is consistent with the image and values of the Company. The Corporate Governance and Nominating Committee considers some or all of the following criteria in considering candidates to serve as directors:
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commitment to ethical conduct and personal and professional integrity as evidenced through the person’s business associations, diversity, service as a director or executive officer or other commitment to ethical conduct and personal and professional integrity as evidenced in organizations and/or education;

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objective perspective and mature judgment developed through business experiences and/or educational endeavors;

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the candidate’s ability to work with other members of the Board of Directors and management to further our goals and increase shareholder value;

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the ability and commitment to devote sufficient time to carry out the duties and responsibilities as a director;

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demonstrated experience at policy making levels in various organizations and in areas that are relevant to our activities;

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the skills and experience of the potential nominee in relation to the capabilities already present on the Board of Directors;

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diversity as to race, gender and national origin; and

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such other attributes, including independence, relevant in constituting a board that also satisfies the requirements imposed by the SEC and the Nasdaq Stock Market.

The Corporate Governance and Nominating Committee does not have a separate policy for consideration of any director candidates recommended by shareholders. Instead, the Corporate Governance and Nominating Committee considers any candidate meeting the requirements for nomination by a shareholder set forth in the Company’s Bylaws (as well as applicable laws and regulations) in the same manner as any other director candidate. The Corporate Governance and Nominating Committee believes that requiring shareholder recommendations for director candidates to comply with the requirements for nominations in accordance with the Company’s Bylaws ensures that the Corporate Governance and Nominating Committee receives at least the minimum information necessary for it to begin an appropriate evaluation of any such director nominee.
Section 5.14 of the Company’s Bylaws provide that any shareholder must give advance written notice to the Company of an intention to nominate a director at a shareholder meeting. Notice of intention to make any nominations must be delivered to the Secretary of the Company at the principal executive offices of the Company not later than the close of business 90 days nor earlier than the close of business 120 days prior to the first anniversary of the preceding year’s annual meeting. If the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date of the annual meeting, notice by the shareholder must be delivered not earlier than the close of business 120 days prior to such annual meeting and not later than the close of business 90 days prior to such annual meeting or 10 days following the day on which public announcement of the date of such meeting is first made by the Company.

To be in proper written form, a shareholder’s notice to the Corporate Secretary must provide as to each person, whom the shareholder proposes to nominate for election as a director (each referred to as the “Nominee”): (i) all information relating to the Nominee that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to and in accordance with Regulation 14A under the Securities Exchange Act of 1934 (the “Exchange Act”); (ii) the Nominee’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected; (iii) the number of shares of capital stock of any bank, bank holding company, savings and loan association or other depository institution owned beneficially by the Nominee and the identities and locations of any such institutions; (iv) whether the Nominee has ever been convicted of or pleaded nolo contender to any criminal offensive involving dishonestly or breach of trust, filed a petition in bankruptcy or been adjudged bankrupt; (v) a written statement executed by the Nominee acknowledging that as a director of the Company, the Nominee will owe a fiduciary duty exclusively to the Company and its shareholders; (vi) a representation whether the Nominee satisfies the requirements of Section 2.2(b) of the Company’s Bylaws (see below); (vii) whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of the Nominee with respect to any securities of the Company, and a description of any other agreement, arrangement or understanding (including any short position or any borrowing or lending of shares), the effect or intent of which is to mitigate loss to, or to manage the risk or benefit of share price changes for, or to increase or decrease the voting power of the Nominee, and (viii) a description of all arrangements or understandings between the shareholder and the Nominee and any other person or persons (naming such person or persons) pursuant to which the nomination is to be made by the shareholder.
The notice must also set forth with respect to the shareholder submitting the nomination: (i) the name and address of the shareholder (and beneficial owner, if applicable), as it appears on the Company’s books, (and of such beneficial owner, if applicable) and any other shareholders and beneficial owners known by such shareholder to be supporting the Nominee(s) for election; (ii) the class or series and number of shares of capital stock of the Company that are, directly or indirectly, owned beneficially and of record by such shareholder (and by such beneficial owner, if applicable); (iii) any derivative positions with respect to shares of capital stock of the Company held or beneficially held by or on behalf of such shareholder (and by or on behalf of such beneficial owner), the extent to which any hedging or other transaction or series of transactions has been entered into with respect to the shares of capital stock of the Company by or on behalf of such shareholder (and by or on behalf of such beneficial owner), and the extent to which any other agreement, arrangement or understanding has been made, the effect or intent of which is to increase or decrease the voting power of such shareholder (and such beneficial owner) with respect to shares of capital stock of the Company; (iv) a representation that the shareholder is a holder of record of stock of the Company entitled to vote at the meeting and intends to appear in person or by proxy at the meeting to propose the Nominee, and (v) a representation whether the shareholder (or the beneficial owner, if any), intends or is part of a group that intends to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Company’s outstanding capital stock required to elect the nominee or otherwise to solicit proxies from shareholders in support of such nomination (and a copy of such documents must be provided with the notice). The information required of clauses (iii) and (iv) must be supplemented not later than ten days following the record date to disclose the information contained in clauses (iii) and (iv) above as of the record date.
The Company may require any proposed nominee to furnish such other information as it may reasonably require to determine: (i) the eligibility of the Nominee to serve as a director of the Company (including the information required to be set forth in the shareholder’s notice of nomination of such person as a director as of a date subsequent to the date on which the notice of such person’s nomination was given), and (ii) whether the Nominee qualifies as an “independent director” or “audit committee financial expert” under applicable law, securities exchange rules or regulations, or any publicly disclosed corporate governance guideline or committee charter of the Company.
Nominees for the Board must also meet certain qualifications set forth in Section 2.2(b) of our Bylaws, which prohibit the election as a director of any person who is a director, executive officer, branch manager or trustee for any unaffiliated commercial bank, savings bank, trust company, savings and loan association, building and loan association, industrial bank or credit union that is engaged in business in: (i) any city, town or village in which the Company or any affiliate or subsidiary thereof has offices; or (ii) any city, town or village adjacent to a city, town or village in which the Company or any affiliate or subsidiary thereof has offices.

Diversity of the Board of Directors
In considering diversity of the Board (in all aspects of that term) as a criteria for selecting nominees in accordance with its charter, the Corporate Governance and Nominating Committee takes into account various factors and perspectives, including differences of viewpoint, high quality business and professional experience, education, skills and other individual qualities and attributes that contribute to Board heterogeneity, as well as race, gender and national origin. The Corporate Governance and Nominating Committee does not assign specific weights to particular criteria and no particular criterion is necessarily applicable to all prospective nominees. The Corporate Governance and Nominating Committee seeks persons with leadership experience in a variety of contexts and industries. The Corporate Governance and Nominating Committee believes that this expansive conceptualization of diversity is the most effective means to implement Board diversity. The Corporate Governance and Nominating Committee assesses the effectiveness of this approach as part of its annual review of its charter.
Term of Office
Directors serve for a one-year term or until their successors are elected. The Board does not have term limits, instead preferring to rely upon the evaluation procedures described herein as the primary methods of ensuring that each director continues to act in a manner consistent with the best interests of the shareholders and the Company.
Board Committees
The Board may delegate portions of its responsibilities to committees of its members. These standing committees of the Board meet at regular intervals to attend to their particular areas of responsibility. Our Board has four standing committees: Audit Committee, Personnel and Compensation Committee, Corporate Governance and Nominating Committee, and the Strategic Initiatives and Finance and Investment Committee. In addition, Heritage Bank of Commerce (the “Bank”) maintains a Loan Committee. An independent director, as defined by the applicable rules and regulations of the Nasdaq Stock Market, chairs the Board and its other standing committees (including the Bank’s Loan Committee). The Chair determines the agenda, the frequency and the length of the meetings and receives input from Board members.
Executive Sessions
Independent directors meet in executive sessions throughout the year including meeting annually to consider and act upon the recommendation of the Personnel and Compensation Committee regarding the compensation and performance of the Chief Executive Officer.
Evaluation of Board Performance
A Board assessment and director self-evaluations are conducted annually in accordance with an established evaluation process and includes performance of committees. The Corporate Governance and Nominating Committee oversees this process and reviews the assessment and self-evaluation with the full Board.
Management Performance and Compensation
The Personnel and Compensation Committee reviews and approves the Chief Executive Officer’s evaluation of the management team on an annual basis. The Board (largely through the Personnel and Compensation Committee) evaluates the compensation plans for senior management and other employees to ensure they are appropriate, competitive and properly reflect the Company’s objectives and performance.
Director Stock Ownership Guidelines
The Board has adopted a policy that each member of the Board who is not an employee of the Company is expected to hold a minimum number of shares of the Company’s common stock. In 2021, each such director was required to hold, at a minimum, 17,500 shares of the Company’s common stock. Any director not meeting the minimum level as of the effective date of their initial election to the Board or on the effective date of any change in policy has three years to bring his or her holdings up to this minimum level. The Corporate Governance and Nominating Committee reviews this policy on an annual basis.
Code of Ethics
The Board expects all directors, as well as officers and employees, to display the highest standard of ethics, consistent with the principles that have guided the Company over the years.
The Board has adopted an Executive and Principal Financial Officer’s Code of Ethics that applies to the Chief Executive Officer, Chief Financial Officer and the senior financial officers of the Company to help ensure that the financial affairs of the Company are conducted honestly, ethically, accurately, objectively, consistent with generally accepted accounting principles and in compliance with all applicable governmental law, rules and regulations. We will disclose any amendment to, or a waiver from a provision of our Code of Ethics on our website. The Executive and Principal Financial Officer’s Code of Ethics is available on our website at www.heritagecommercecorp.com.
Reporting of Complaints/Concerns Regarding Accounting or Auditing Matters
The Company’s Board has adopted procedures for receiving and responding to complaints or concerns regarding accounting and auditing matters. These procedures were designed to provide a channel of communication for employees and others who have complaints or concerns regarding accounting or auditing matters involving the Company.
Employee concerns may be communicated in a confidential or anonymous manner to the Audit Committee of the Board. The Audit Committee Chair will make a determination on the level of inquiry, investigation or disposal of the complaint. All complaints are discussed with the Company’s senior management and monitored by the Audit Committee for handling, investigation and final disposition. The Chair of the Audit Committee will report the status and disposition of all complaints to the Board.
INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS
The Board of Directors
The Board of Directors oversees our business and monitors the performance of management. In accordance with corporate governance principles, the Board does not involve itself in day-to-day operations. The directors keep themselves informed through, among other things, discussions with the Chief Executive Officer, other key executives and our principal outside advisors (legal counsel, outside auditors, and other consultants), by reading reports and other materials that we send them and by participating in Board and committee meetings.
The Company’s Bylaws currently permit the number of Board members to range from 9 to 15, leaving the Board authority to fix the exact number of directors within that range. On January 27, 2022, the Board fixed the number of directors at 11.
Board Leadership Structure
The Board is committed to maintaining an independent Board, and a majority of the Board has been comprised of independent directors. It has further been the practice for many years of the Company to separate the roles of Chief Executive Officer and Chairman of the Board in recognition of the differences between the two roles. The Chief Executive Officer is responsible for setting the strategic direction for the Company and the day-to-day leadership and performance of the Company. The Chairman of the Board provides guidance to the Chief Executive Officer, sets the agenda for Board meetings, presides over meetings of the full Board (including executive sessions), and facilitates communication among the independent directors and between the independent directors and the Chief Executive Officer. The Board further believes that the separation of the duties of the Chief Executive Officer and the Chairman of the Board eliminates any inherent conflict of interest that may arise when the roles are combined, and that an independent director who has not served as an executive of the Company can best provide the necessary leadership and objectivity required as Chairman of the Board.

Board Authority for Risk Oversight
The Board has active involvement and the responsibility for overseeing risk management of the Company arising out of its operations and business strategy. The Board on a periodic basis monitors, reviews and reacts to material enterprise risks identified by management. The Board receives specific oral and written reports from officers with oversight responsibility for particular risks within the Company. Reports cover executive management on financial, credit, liquidity, interest rate, capital, cyber security, operation, legal and regulatory compliance and reputation risks and the Company’s degree of exposure to those risks. The Board as part of its annual strategic plan process reviews a risk tolerance matrix that identifies potential Company risks and evaluates the Board’s tolerance level for each risk identified. The Board helps ensure that management is properly focused on risk by, among other things, reviewing and discussing the performance of senior management and business line leaders.
Board committees also have responsibility for risk oversight in specific areas. The Audit Committee is responsible for monitoring the Company’s overall risk program. The Audit Committee oversees financial, accounting, internal control, and informational technology risk management policies. The Company’s internal Risk Management Steering Committee reports directly to the Audit Committee. The Audit Committee receives quarterly reports from the Risk Management Steering Committee, the Company’s internal audit department and information technology department. The Audit Committee reports periodically to the Board on the effectiveness of risk management processes in place, risk trends, and the overall risk assessment of the Company’s activities. The Personnel and Compensation Committee assesses and monitors risks in the Company’s compensation, human capital, and diversity programs. The Corporate Governance and Nominating Committee recommends director candidates with appropriate experience, skills and diversity who will set the proper tone for the Company’s risk profile and provide competent oversight over our material risks. This Committee also monitors the Company’s risk related to environmental, social and governance (“ESG”) concerns.
The Committees of the Board
The Board may delegate portions of its responsibilities to committees of its members. These standing committees of the Board meet at regular intervals to attend to their particular areas of responsibility. Our Board has four standing committees: the Audit Committee, Personnel and Compensation Committee, Corporate Governance and Nominating Committee, and Strategic Initiatives and Finance and Investment Committee. In addition, the Bank also maintains a Loan Committee.
Audit Committee.   The Company has a separately designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee charter adopted by the Board sets out the responsibilities, authority and specific duties of the Audit Committee. The Audit Committee charter is available on the Company’s website at www.heritagecommercecorp.com.
The responsibilities of the Audit Committee include the following:
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oversee our financial, accounting and reporting process, our system of internal accounting and financial controls, and our compliance with related legal and regulatory requirements;

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oversee the appointment, compensation, retention and oversight of our independent auditors, including conducting a review of their independence, reviewing and approving the planned scope of our annual audit, overseeing the independent auditors’ work, and reviewing and pre-approving any audit and non-audit services that may be performed by them;

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review with management and our independent auditors the effectiveness of our internal controls over financial reporting;

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approve the scope and engagement of external audit services and review significant accounting policies and adjustments recommended by the independent auditors and address any significant, unresolved disagreements between the independent auditors and management;

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review and discuss quarterly earnings releases and Quarterly Reports on Form 10-Q with management and the independent auditors;

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review and discuss the annual audited financial statements with management and the independent auditors prior to publishing and filing the Annual Report on Form 10-K with the SEC;

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review and discuss with management and the independent auditors any significant changes, significant deficiencies and material weaknesses regarding internal controls over financial reporting required by the Sarbanes Oxley Act of 2002, and oversee the corrective action taken to mitigate any significant deficiencies and material weaknesses identified;

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review with management and the independent auditors the effect of significant regulatory and accounting initiatives, changes, and pronouncements as well as significant and unique transactions and financial relationships;

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review with the independent auditors the matters required to be discussed by Auditing Standards No. 1301, and receive and discuss with the independent auditors disclosures regarding the auditors’ independence;

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oversee the internal audit function and the audits directed under its auspices;

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establish policies to ensure all non-audit services provided by the independent auditors are approved prior to work being performed;

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review the Company’s information technology and information security risks; and

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oversee the effectiveness of the Company’s risk management processes and overall risk assessment of the Company’s activities.

Each member of the Audit Committee meets the independence criteria as defined by applicable rules and regulations of the SEC for audit committee membership and is independent and is “financially sophisticated” as defined by the applicable rules and regulations of the Nasdaq Stock Market. The members of the Audit Committee are Julianne M. Biagini-Komas (Committee Chair), Bruce H. Cabral, Kamran F. Husain, Laura Roden, and Marina H. Park Sutton. The Audit Committee met 10 times during 2021.
The Board has determined that Julianne M. Biagini-Komas meets the definition of “audit committee financial expert” under the applicable rules and regulations of the SEC and is “financially sophisticated” as defined by the applicable rules and regulations of the Nasdaq Stock Market. The designation of a person as an audit committee financial expert does not result in the person being deemed an expert for any purpose, including under Section 11 of the Securities Act of 1933. The designation does not impose on the person any duties, obligations or liability greater than those imposed on any other audit committee member or any other director and does not affect the duties, obligations or liability of any other member of the Audit Committee or Board.
The Audit Committee Report for 2021 appears on page 57 of this Proxy Statement.
Personnel and Compensation Committee.   The Company has a separately designated Personnel and Compensation Committee, which consists entirely of independent directors as defined by the applicable rules and regulations of the Nasdaq Stock Market. The Personnel and Compensation Committee has adopted a charter, which is available on the Company’s website at www.heritagecommercecorp.com. The Personnel and Compensation Committee has the following responsibilities:
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review and approve our compensation philosophy;

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review industry compensation practices and our relative compensation positioning;

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review the incentive compensation programs by the Company to evaluate and ensure that none of them encourage excessive risk;

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retain compensation consultants to provide independent professional advice;

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approve compensation paid to our Chief Executive Officer and other executive officers;

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review the Company’s human capital and diversity policies;

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review and approve the Compensation Discussion and Analysis appearing in our proxy statement;

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review director compensation programs, plans and awards;

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administer our short term and long term executive incentive plans and stock or stock based plans; and

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review and approve general employee welfare benefit plans and other plans on an as needed basis.

The members of the Personnel and Compensation Committee are Julianne M. Biagini-Komas, Kamran F. Husain, Robert T. Moles, Marina H. Park Sutton (Committee Chair), and Ranson W. Webster. The Committee met 11 times during 2021.
Corporate Governance and Nominating Committee.   The Company has a separately designated Corporate Governance and Nominating Committee, which consists entirely of independent directors as defined by the applicable rules and regulations of the Nasdaq Stock Market. The Corporate Governance and Nominating Committee have adopted a charter, which is available on the Company’s website at www.heritagecommercecorp.com.
The purposes of the Corporate Governance and Nominating Committee include the following responsibilities:
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identifying individuals qualified to become Board members and making recommendations to the full Board of candidates for election to the Board;

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recommending to the Board corporate governance guidelines;

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leading the Board in an annual review of its performance;

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recommending director appointments to Board committees;

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periodically review and evaluate the Company’s response to ESG issues and developments and best practices, including the Company’s policies, programs and directives;

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annually administer a self-evaluation program for the Board of Directors and each Committee, review the results of the evaluation, and report the findings of the entire Board;

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evaluate the effectiveness of the Board’s committee structure and recommend to the full Board changes to committee structure or committee charters that the Corporate Governance and Nominating Committee perceives to be necessary;

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recommend for Board approval, appointment of committee members and committee chairpersons;

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conduct annual evaluations of the effectiveness of the individual directors and the Board of Directors as a whole; and

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participate in the development of a formal succession plan.

The members of the Corporate Governance and Nominating Committee are Jason DiNapoli, Robert T. Moles, Marina H. Park Sutton, and Ranson W. Webster (Committee Chair). The Committee met 8 times during 2021.
Strategic Initiatives and Finance and Investment Committee.   The Strategic Initiatives and Finance and Investment Committee provides oversight and guidance to senior management regarding the strategic direction of the Company. The Strategic Initiatives and Finance and Investment Committee is also responsible for the development of policies and procedures related to liquidity, asset liability management, and supervision of the Company’s investments. The Strategic Initiatives and Finance and Investment Committee also oversees and reviews internal financial reports including annual forecasts and budgets, and stress test analysis prepared by management. The members of the Strategic Initiatives and Finance and Investment Committee are Jack W. Conner, Jason DiNapoli, Stephen G. Heitel, Walter T. Kaczmarek, Laura Roden (Committee Chair), and Ranson W. Webster. The Strategic Initiatives and Finance and Investment Committee met 9 times during 2021.
Heritage Bank of Commerce Loan Committee.   The Heritage Bank of Commerce Loan Committee is responsible for the approval and supervision of loans and the development of the Company’s loan policies and procedures. The members of the Loan Committee are Bruce H. Cabral (Committee Chair), Jason DiNapoli, Stephen G. Heitel, and Walter T. Kaczmarek. The Loan Committee met 36 times during 2021.

Role of Compensation Consultant
The Personnel and Compensation Committee (“Compensation Committee”) of the Board retained McLagan, an Aon Hewitt Company (“McLagan”) as its independent compensation consultant in the fourth quarter of 2021 and its report delivered in the first quarter of 2022 was used to make compensation decisions for 2022.
The Compensation Committee has the authority to obtain assistance and advice from advisors to assist it with the evaluation of compensation matters without the approval or permission of management or the Board. The Compensation Committee uses advisors to obtain candid and direct advice independent of management, and takes steps to satisfy this objective. First, in evaluating firms to potentially provided advisory services to the Compensation Committee, the Compensation Committee considers if the firm provides any other services to the Company. In addition, while members of management may assist the Compensation Committee in the search for advisors, the Compensation Committee ultimately and in its sole discretion makes the decision to hire or engage a consultant and provides direction as to the scope of work to be conducted. The Chair of the Compensation Committee has evaluated the relationship of the compensation consultant with both the Company and the Compensation Committee, including the nature and amount of work performed for the Compensation Committee during the year. The Compensation Committee retained McLagan, to:
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review existing compensation programs for executive officers;

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provide information based on third party data and analysis of compensation programs at comparable financial institutions for the design and implementation of our executive compensation programs;

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assist the Compensation Committee in forming a peer group; and

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provide independent information as to the reasonableness and appropriateness of the compensation levels and compensation programs of the Company as compared to comparable financial services companies.

Executive Officers of the Company
Set forth below is certain information with respect to the executive officers of the Company:
Name	Position
Walter T. Kaczmarek	President and Chief Executive Officer of Heritage Commerce Corp and Chief Executive Officer of Heritage Bank of Commerce
Michael E. Benito	Executive Vice President/Business Banking Manager of Heritage Bank of Commerce
Margo G. Butsch	Executive Vice President and Chief Credit Officer of Heritage Bank of Commerce
Robertson Clay Jones	President and Chief Operating Officer of Heritage Bank of Commerce
Lawrence D. McGovern	Executive Vice President and Chief Financial Officer of Heritage Commerce Corp and Heritage Bank of Commerce
Deborah K. Reuter	Executive Vice President, Chief Risk Officer and Corporate Secretary of Heritage Commerce Corp and Heritage Bank of Commerce
Biographical information for Walter T. Kaczmarek is found under “Proposal 1—Election of Directors.” Mr. Kaczmarek rejoined the Company and the Bank as President and Chief Executive Officer on March 15, 2021.

Michael E. Benito, age 61, has served as Executive Vice President/Business Banking Manager of Heritage Bank of Commerce since January 2012. Mr. Benito joined Heritage Bank of Commerce in 2003 as Senior Vice President/Director of Sales & Business Development. From 1998 through 2003, Mr. Benito served as a Managing Director for Greater Bay Bank and from December 1986 through 1998, he served as Regional Vice President with Imperial Bancorp. Mr. Benito began his banking career more than 36 years ago at Union Bank of California (formerly Union Bank). Mr. Benito will be retiring from the Bank effective June 1, 2022.
Margo G. Butsch, age 58, has served as Executive Vice President and Chief Credit Officer of Heritage Bank of Commerce since July 2017. Ms. Butsch joined Heritage Bank of Commerce through Focus Business Bank which was acquired by Heritage Bank of Commerce in August 2015. After the acquisition, Ms. Butsch joined Heritage Bank of Commerce as Vice President/Credit Administration and was promoted to Senior Vice President/Credit Administration in November 2015. Since 1995 and prior to joining Heritage Bank of Commerce, Ms. Butsch held various Vice President and Senior Vice President relationship management and loan administration positions with Focus Business Bank, The Independent Bankers Bank, Greater Bay Bank, and Imperial Bank.
Robertson Clay Jones, age 51, was promoted to President and Chief Operating Officer of Heritage Bank of Commerce in December 2021. He previously served as Executive Vice President/President Community Business Banking Group for Heritage Bank of Commerce from October 12, 2019. Mr. Jones was formally the President of Presidio Bank assuming the positon in July 2018. Mr. Jones joined Presidio Bank in 2010 as Executive Vice President and Mid Peninsula Market President. Prior to joining Presidio Bank, Mr. Jones was the organizing and initial President and Chief Executive Officer of New Resource Bank. From October 1993 to May 2005 Mr. Jones served in ever increasing corporate capacities for subsidiaries of Greater Bay Bancorp and Comerica Bank, including his position as Executive Vice President & Chief Operating Officer at Cupertino National Bank and Executive Vice President and Manager of the Venture Banking Group.
Lawrence D. McGovern, age 67, has served as Executive Vice President and Chief Financial Officer of Heritage Commerce Corp and Heritage Bank of Commerce since July 1998.
Deborah K. Reuter, age 68, has served as Executive Vice President/Chief Risk Officer and Corporate Secretary of Heritage Commerce Corp and Heritage Bank of Commerce since April, 2014. She was appointed Corporate Secretary in January, 2010. Ms. Reuter joined Heritage Bank of Commerce in June, 1994, as Vice President/Loan Support Services Manager.
Transactions with Management
Some of the Company’s directors and executive officers, as well as other related persons (as defined under “Policies and Procedures for Approving Related Party Transactions” below), are customers of, and have banking transactions with, the Company’s subsidiary, Heritage Bank of Commerce, in the ordinary course of business, and Heritage Bank of Commerce expects to have such ordinary banking transactions with these persons in the future. In the opinion of the management of the Company and Heritage Bank of Commerce, all loans and commitments to lend included in such transactions were made in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing for comparable transactions with other persons of similar creditworthiness, and do not involve more than the normal risk of collectability or present other unfavorable features. Loans to individual directors, officers and related persons must comply with Heritage Bank of Commerce’s lending policies and statutory lending limits. In addition, prior approval of the Board is required for all loans advanced to directors and executive officers. These loans are exempt from the loan prohibitions of the Sarbanes Oxley Act.
Policies and Procedures for Approving Related Party Transactions
The Board has adopted a written Statement of Policy with Respect to Related Party Transactions. Under this policy, any “related party transaction” may be consummated or may continue only if the Audit Committee approves or ratifies the transaction in accordance with the guidelines in the policy and if the transaction is on terms comparable to those that could be obtained in arm’s length dealings with an unrelated third party. For purposes of this policy, a “related person” means: (i) any person who is, or at any time since the beginning of the Company’s last fiscal year was, a director or executive officer of the Company or a nominee to become a director of the Company; (ii) any person who is known to be the beneficial owner of more than 5% of any class of the Company’s voting securities; (iii) any immediate family member of any of the foregoing persons, which means any child, stepchild, parent, stepparent, spouse, sibling, mother in law, father in law, son in law, daughter in law, brother in law, or sister in law of the director, executive officer, nominee or more than 5% beneficial owner, and any person (other than a tenant or employee) sharing the household of such director, executive officer, nominee or more than 5% beneficial owner, and (iv) any firm, corporation or other entity in which any of the foregoing persons is employed or is a partner, principal or in a similar position, or in which such person has a 10% or greater beneficial ownership interest.
A “related party transaction” is a transaction in which the Company or any of its subsidiaries is a participant and in which a related person had or will have a direct or indirect interest, other than transactions involving: (i) less than $5,000 when aggregated with all similar transactions; (ii) customary bank deposits and accounts (including certificates of deposit), and (iii) loans and commitments to lend included in such transactions that are made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing for comparable transactions with other persons of similar creditworthiness, and do not involve more than the normal risk of collectability or present other unfavorable features to the Company.
A related party who has a position or relationship with a firm, corporation, or other entity that engaged in a transaction with the Company shall not be deemed to have an indirect material interest within the meaning of this policy where the interest in the transaction arises only: (i) from such related party’s position as a director of another corporation or organization that is party to the transaction; (ii) from the direct or indirect ownership by the related party of less than a 10% equity interest in another person (other than a partnership) which is a party to the transaction; or (iii) from the related party’s position as a limited partner in a partnership in which the related party has an interest of less than 10%, and the related party is not a general partner of and does not hold another position in the partnership.
The Board has determined that the Audit Committee is best suited to review and approve related party transactions. The Audit Committee considers all of the relevant facts and circumstances available to the Audit Committee, including (if applicable) but not limited to: (i) the benefits to the Company; (ii) the impact on a director’s independence in the event the related person is a director, an immediate family member of a director or an entity in which a director is a partner, shareholder or executive officer; (iii) the availability of other sources for comparable products or services; (iv) the terms of the transaction; and (v) the terms available to unrelated third parties or to employees generally. No member of the Audit Committee may participate in any review, consideration or approval of any related person transaction with respect to which such member or any of his or her immediate family members is the related person. The Audit Committee will approve only those related person transactions that are in, or are not inconsistent with, the best interests of the Company and its shareholders, as the Audit Committee determines in good faith. The Audit Committee conveys its decision to the Chief Executive Officer, who conveys the decision to the appropriate persons within the Company.
SUSTAINABILITY AND CORPORATE SOCIAL RESPONSIBILITY
Heritage Commerce Corp is the parent company of Heritage Bank of Commerce. Since our founding in 1994, Heritage Bank of Commerce is a premier community business bank in the heart of Silicon Valley. Now with 17 full-service branches across the San Francisco Bay Area, we strive to be a positive force in the communities we serve. Our Board actively oversees and supports the management team who leads a focused effort to integrate sustainability and corporate social responsibility into day-to-day operations. By incorporating environmental, social and governance (“ESG”) principles into how we do business, we address the issues that matter most to our stakeholders.
Our mission is to reward all of our shareholders, serve and support all of our customers and communities, and value all of our employees. As part of this overall mission, we focused on integrating ESG principles into how we conduct business. In 2021, the Company continued to build upon and improve our ESG oversight framework, and to further evolve our strategy. Our executive leadership team and our Board of Directors recognize the importance of these responsibilities, and we have established an internal cross-functional working group that is tasked with driving additional progress in the initiatives that promote sustainability and further transparency. We believe in focusing our efforts on where we can have the most impact. Against this backdrop, we have determined that our ESG areas of focus include: (1) Environmental Responsibility (2) Our People, (3) Our Community, and (4) Governance.

We embed the principles of advancing a circular economy into our practices through green investments and long-term implementation of new technologies. We are devoted to operating our business in a sustainable manner and have undertaken a number of initiatives designed to reduce our impact on the environment and to promote environmentally friendly projects and practices. With a view to increasing efficiency and reducing waste, we are continuing to digitize manual back office and financial center functions. In 2021, we:
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Increased the use of e-records and e-signing technology resulting in paper waste and carbon emissions reduction.

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Utilized digital solutions such as mobile/online banking, eStatements, electronic bill pay, and remote deposit capture.

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Continued to migrate technology infrastructure to a cloud environment, reducing energy usage, and accordingly, our carbon footprint.

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Encouraged environmentally friendly work practices by supporting the recycling of plastic, glass, and paper.

Additionally, 61% of our total office space, including our headquarters building, is Leadership in Energy and Environmental Design (“LEED”) certified. The certification, awarded by the U.S. Green Building Council, is based on the properties’ use of sustainable materials, water and energy efficiency, indoor environmental quality location and transportation, and overall innovation. We continue to evaluate green equipment for office use such as Energy-Star® appliances, motion detector lighting, as well as high-efficiency HVAC units. Currently, over half of the Company’s total office space utilizes LED lighting. Our older office technology is donated to local non-profits, and we contract with a certified e-waste company, for disposal of outdated equipment.
The Company does not currently incorporate specific aspects of our environmental policy into our credit analysis. However, we actively seek business partners that align with our values and long-term sustainable goals.
We believe that our focus on environmental sustainability, with the objective of reducing costs and improving sustainability of our operations will provide a strategic benefit to the Company. Furthermore, we recognize that climate change is a growing risk for our planet, and we are committed to doing our part to mitigate this risk by placing increased focus and emphasis on environmental consciousness.
We employ proven, knowledgeable team members with extensive expertise when it comes to business banking. We are committed to continually building an environment where everyone feels welcome, valued, respected and appreciated. We empower our associates to live our values.

Health & Safety
We have begun to transform and modernize our culture and talent management by implementing Human Capital Management (“HCM”) reporting and practices to establish a foundation to enable leaders to better hire talent and manage teams. These practices include standards for setting goals, performance evaluations, succession planning, and learning and development. We are committed to pay equity and regularly review our compensation model to ensure fair and inclusive pay practices across our business.
The health and safety of our employees is paramount, and the Company’s success is fundamentally connected with the well-being of our team members. Additionally, the health and wellbeing of our employees is our top priority and in recognition of this, we aim to provide a robust health & wellness package. We continually evolve our benefits plans to remain competitive and to meet the needs of our workforce to include partially subsidized health and medical insurance, paid vacation, sick leave, bereavement leave, and standard maternity, medical and family leave, as well as an education reimbursement program. We support the wellness of all colleagues through various programs, including health seminars, education programs and health club memberships.
In 2021, we continued to closely monitor the impact of COVID-19. The safety of our clients and employees continues to be our top priority during the pandemic. We actively monitored coronavirus updates and were guided by the recommendations of local health officials and U.S. Center of Disease Control (“CDC”) guidelines. All branches remained open throughout the Pandemic, following strict Federal Occupational Safety and Health Administration (“OSHA”), California OSHA, and Bay Area County Health Department guidelines and protocols to maintain a safe workplace. Going forward, we are committed to continuing to provide a safe workplace for all our stakeholders.
Diversity Equity & Inclusion
A diverse and inclusive workplace begins with our core values. Our goal is to attract, retain and develop a workforce that is diverse in background, knowledge, skill and experience. We are committed to providing equal employment opportunities for training, compensation, transfer, promotion and other aspects of employment for all qualified applicants and employees without regard to sex, race, color, religion, national origin, age, disability, sexual orientation, gender identy or veteran status. As of December 31, 2021, we had 326 full time equivalent employees where women represented approximately 65% and self-identified racial and/or ethnic minorities represented approximately 51% of the Company’s workforce.
In 2021, we furthered our commitment to diversity, equity and inclusion (“DEI”) by formalizing an affirmative action plan. Our DEI Council is comprised of diverse company leaders charged with review and implementation of policies, procedures, DEI training and behavior, in order to create an even more inclusive place to work. Furthermore, we also contracted with an independent firm to provide the DEI Council guidance in determining a baseline for the Bank’s demographics and employee perceptions of DEI efforts and results, in order to develop a meaningful communication and learning plan.
We recognize the Company plays an important part in the lives of our employees and strive to create an inclusive workplace where employees feel heard, valued and appreciated for who they are. We encourage every one of our team members to form deeper relationships with those around them based on mutual respect, dignity and understanding. Employees regularly meet with supervisors to create and refine their individual development plans. In Q4 of 2021, we conducted a DEI engagement survey to gather information and feedback from our team members and use the data to determine potential actions that can be taken in the areas of leadership, communication, culture, inclusion, and growth and development.
Since its inception in 1994, we have been deeply committed to building relationships and making a difference in our local communities. Investing in people, neighborhoods and local businesses is part of our mission. We strive to understand their needs and how we can help them attain their goals and improve the quality of lives throughout the greater Bay Area.

We are extremely grateful for the many local non-profit organizations and are proud of our long-standing history of supporting the efforts of these organizations. Our goal is to have a positive impact on the communities we serve. We focus our philanthropic giving on initiatives that promote community and economic development, affordable housing, asset building, financial education, youth programs, and that support social/human service organizations with programs that assist low and moderate income and/or minority individuals, families and areas.
In 2021, we donated $760,000 (over 1% of pre-tax income) to over 170+ nonprofit organizations while serving on 54 nonprofit boards of directors. Furthermore, we are perennially named to both the Silicon Valley Business Journal and San Francisco Business Times Top Philanthropies list, which recognizes for-profit companies that make contributions to charitable organizations in the San Francisco Bay Area. We also invest in our local communities through volunteerism. Our employees volunteered a total of 1,300+ hours in the communities. For example, we are actively involved in lending our expertise to boards and finance and loan committees of local non-profit organizations to participating in a wide range of community betterment efforts and philanthropic causes. Some highlights of our philanthropic and volunteer efforts include:
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Affordable housing investments totaling $89 million secured by mortgages extended to low and moderate income borrowers located in the San Francisco Bay Area.

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Supplied nearly 1,800 Paycheck Protection Program loans totaling more than $530 million in 2020 – 2021.

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Adopted Rudsdale High School through the Oakland Public Education Fund’s “Adopt an Oakland School” Program. Provided financial literacy classes, career resources, staff support and other annual donations to local students including low income and ethnically/racially diverse students.

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Maintained our long time support of Catholic Charities of Santa Clara County whose mission is to alleviate the conditions of chronic poverty, reduce the effects of situational poverty, and prevent the cycle of generational poverty.

As a publicly-traded community financial institution, it is incumbent upon us to assure that our operations are conducted in a manner that is both consistent with environmental preservation and supportive of the entire community in which we operate. Our Board of Directors and senior leadership actively support and promote sound corporate governance and risk management across the Company. This culture of accountability, integrity and transparency affirms our unwavering commitment to building sustainable value.
We conduct our business in a manner that is fair, ethical, and responsible to earn and maintain the trust of our stakeholders. Our corporate governance policies and practices include evaluations of the Board and its committees, as well as continuing director education. Our Executive and Principal Financial Officers Code of Ethics ensures that our Directors, Officers, and colleagues comply with all applicable rules and regulations.
Our Board of Directors is committed to maintaining an independent Board with 10 of our 11 person Board serving as independent directors. Our Board is responsible for oversight of the management of the Company and its business for the long-term benefit of our shareholders, employees, customers and communities. We separate the roles of Chief Executive Officer and Chairman of the Board in recognition of the differences between the two roles. We hold annual elections of the Board (no classified Board). Showcasing our commitment to a well-rounded Board of Directors, 36% of directors are women and/or persons of underrepresented communities. Our Board maintains fully independent Audit, Personnel and Compensation and Corporate Governance and Nominating committees. A stock ownership policy for directors aligns director and shareholder interests. We hold annual shareholder advisory votes on executive compensation.
The Company’s complaint and whistleblower policy further supports our stated goals within our governance structure. Monitored by an independent third party, this program is designed to receive complaints of financial irregularities, breaches of internal controls, conflicts of interest and fraud. Our Code of Ethics Policy and Conflict of Interest Policy further supports our stated ESG goals within our governance structure and can be found on our corporate website.

Our internal risk management teams oversee compliance with applicable laws and regulations and coordinate with subject matter experts throughout the business to identify, monitor, and mitigate risk including information security risk management and cyber defense programs. These teams maintain rigorous testing programs and regularly provide updates to the Company leadership as well as the Board. We have a robust Information Security Program that incorporates the ‘Defense-in-Depth’ model with multiple layers of physical, technical, and administrative controls. We leverage the latest security configurations and technologies on our systems, devices, and third-party connections and further vet third-party vendors’ security capabilities and controls, as required, through the organization’s vendor management process. Further, management provides mandatory periodic employee and director compliance training on a variety of topics including, but not limited to, the areas of Anti-Money Laundering (“AML”), Fair Lending, Privacy and Lending and Deposit Operations.
We routinely engage with our shareholders to better understand their ESG views, carefully considering the feedback we receive and acting when appropriate. For more information on our sustainability program and policies, please visit: www.heritagecommercecorp.com.
EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
This Compensation Discussion and Analysis identifies the Company’s current compensation philosophy and objectives and describes the various methodologies, policies and practices for establishing and administering the compensation programs for our executives including the named executive officers. The strategies and policies of the Compensation Committee have been developed so that there is a direct correlation between executive compensation and the Company’s overall performance and individual performance. The individuals who served as the Company’s Chief Executive Officer and Chief Financial Officer during 2021, as well as, the other individuals included in the Summary Compensation Table, are referred to as the “named executive officers.”
Overview of Compensation Philosophy
Our compensation philosophy is driven by our objective to attract and retain the premier talent needed to lead our Company in an extremely competitive environment and to strongly align the interests of our executives with those of our shareholders for the long term. Our executive compensation is aligned with our overall business strategy, with a focus on driving growth, profitability and long-term value for our shareholders.
We structure our executive compensation program with a mix of base salary, annual performance-based cash incentive awards and long-term equity awards to incentivize and reward those individuals who make the greatest contributions to our performance and the creation of shareholder value over time.
The first goal of our compensation program is to link a reasonable percentage of executive compensation to the financial performance of the Company. We achieve this goal by providing our named executive officers the opportunity to significantly increase their annual cash compensation through our variable performance based cash award incentive plan. The plan awards improvement in the Company’s performance in key financial metrics and other qualitative objectives designed to enhance shareholder value on an annual basis. We also expect that as those improvements are maintained and built upon, they will be reflected in the Company’s stock price.
The second goal of our compensation program is to align the interests of our executive officers with the interests of our shareholders. We use equity awards to reward the long-term efforts of management and to retain management. These equity awards serve to increase the ownership stake of our management in the Company, further aligning the interests of the executives with those of our shareholders.
The third goal of our compensation program is to attract and retain highly competent executives. Our executives, and particularly our named executive officers, are talented managers and they are often presented with opportunities at other institutions, including opportunities at potentially higher compensation levels. We seek to attract and retain our executives by setting base compensation and incentives at competitive levels and awarding equity based awards. We also consider other forms of executive pay, including severance arrangements (including change of control provisions) as a means to attract and retain our executive officers including the named executive officers.
The use of these compensation programs and benefits enables us to reinforce our pay-for-performance philosophy, align our executives’ interests with shareholders, and strengthen our ability to attract, retain and motivate highly qualified executives. We believe that this combination of programs provides an appropriate mix of fixed and variable pay, balances short-term operational performance with long-term shareholder value, and encourages executive recruitment and retention.
Compensation Program Objectives and Rewards
The components of the Company’s compensation and benefits programs are driven by our business environment and are designed to enable us to achieve the goals of our compensation program within a framework that adheres to the Company’s mission and values. The programs’ objectives are to:
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Reflect our position as a leading community bank in our service areas;

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Attract, engage and retain a diverse workforce that helps ensure our current and future success;

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Motivate and inspire employee behavior that fosters a high performance culture;

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Support a one company culture;

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Support the integration of employees hired from acquired banks;

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Support overall business objectives;

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Provide shareholders with a superior rate of return over the long term;

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Create shareholder value through the continuous provision of quality service to our customers; and

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Support our ESG and DEI goals.

Consequently, the guiding principles of our programs are to:
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Promote and maintain a high performance banking organization;

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Remain competitive in our marketplace for talent;

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Balance our compensation costs with our desire to provide value to a diverse workforce and shareholders;

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Integrate our ESG and DEI objectives; and

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Avoid encouraging excessive risk taking.

To this end, we will measure success of our programs by:
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Overall business performance and employee engagement;

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Ability to attract and retain key talent;

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Costs and business risks that are limited to levels that optimize risk and return;

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Employee understanding and perceptions that ensure program value equals or exceeds program cost; and

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Employee turnover metrics.

All of our compensation and benefits for our named executive officers described below have as a primary purpose our need to attract, retain and motivate the highly talented individuals whose performance will enable us to succeed in creating shareholder value in a highly competitive marketplace. Beyond that, different elements have specific purposes designed to reward different performance and retention goals.
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Base salary and benefits are designed to:

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Reward core competence in the executive role relative to position, performance, experience and responsibility;

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Provide fixed cash compensation with merit increases competitive with the market place; and

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Control fixed expenses.

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Annual incentive variable cash awards are designed to:

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Focus employees on annual financial objectives derived from the business plan that lead to long-term success;

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Provide annual variable performance based cash awards to reward and motivate achievement of critical annual performance metrics selected by the Compensation Committee;

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Foster an equal pay for performance culture that aligns our compensation programs with our overall business strategy; and

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Reward achievement of various qualitative objectives designed to enhance shareholder value.

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Equity based compensation awards are designed to:

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Align the interests of executives with those of our shareholders;

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Promote teamwork by tying compensation significantly to the value of our common stock;

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Attract the next generation of management by providing significant capital accumulation opportunities; and

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Retain executives by providing a long-term-oriented program whose value could only be achieved by remaining with and performing for the Company.

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Change of control and separation benefits:

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Individual employment contracts with certain executives provide for double-trigger change of control and separation benefits;

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Separation benefits provide benefits to ease an employee’s transition due to an unexpected employment termination by the Company due to ongoing changes in the Company’s employment needs; and

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Change in control benefits encourage key executives to remain focused on the Company’s business in the event of rumored or actual fundamental corporate changes which will enhance shareholder value.

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Manage excessive risk-taking through plan design and oversight of incentive plans:

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Incentive awards are capped;

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Performance objectives are aligned with annual financial plan approval by the Board;

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Multiple financial metrics are used taking into account performance and risk;

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A “claw-back policy” is applied to incentive compensation;

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Cash bonus payouts are subject to risk-based capital ratio metrics;

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Long-term incentive equity awards are deferred through vesting requirements; and

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The Compensation Committee has discretion to reduce cash bonus payments.

Role of Shareholder Input
The Compensation Committee has been mindful of the strong support our shareholders expressed for our compensation program when making executive compensation decisions, including base salary adjustments and long-term incentive awards. In making these executive compensation decisions, which are discussed more fully below, the Compensation Committee’s main considerations included our shareholders’ support for our executive compensation program, and the peer and market information provided by the Compensation Committee’s compensation consultant. The Compensation Committee will continue to consider our shareholders’ views when making executive compensation decisions in the future.

Commencing in 2019 we included a say-on-pay non-binding advisory proposal every year with our annual meeting proxy statement. Last year our non-binding shareholder advisory vote on executive compensation was approved, with approximately 67.7% of voting shareholders casting their votes in favor of the say-on-pay resolution.
Role of Compensation Committee in Determining Compensation
The Compensation Committee of the Board has strategic and oversight responsibility for the overall compensation and benefits programs for executives of the Company. These responsibilities include establishing, implementing, and continually monitoring the compensation structure, policies, and programs of the Company. The Compensation Committee also periodically reviews, assesses and monitors the performance, and regularly reviews the design and function, of the Company’s incentive compensation arrangements to ensure that any risk-taking incentives are consistent with regulatory guidance and the safety and soundness of the organization. The Compensation Committee is responsible for assessing and approving the total compensation paid to the Chief Executive Officer and all executive officers. The Compensation Committee is responsible for determining whether the compensation paid to each of these executives is fair, reasonable and competitive, and whether the compensation program serves the interests of the Company’s shareholders.
The Compensation Committee regularly monitors performance against established goals and approves funding accruals, as well as focus on other aspects of the compensation program, including, among other things, peer group review and determination, compensation risk review, and monitoring of market and governance trends impacting compensation.
In carrying out its oversight responsibilities, the Compensation Committee regularly reports to the Board on the actions it has taken and confers with the Board on compensation matters as necessary. The Compensation Committee also makes recommendations for all other compensation-related matters that require full Board approval.
At least annually, the Compensation Committee reviews the executive compensation program overall, and establishes base salaries, target annual cash bonus opportunities and equity grants (if any) for the fiscal year. In setting these elements of compensation, the Compensation Committee reviews the total target compensation for our executives and also considers developments in compensation practices outside of the Company. Specifically, the Compensation Committee is provided with competitive positioning data for similarly situated executives at companies in our peer group, as well as summary consolidated information about our executives’ total compensation and pay history to use in setting individual compensation elements and making decisions on total executive compensation levels. Peer data is a helpful reference for the Compensation Committee to assess the competitiveness and appropriateness of our executive compensation program within the banking industry and the broader business community. Ultimately, the Compensation Committee applies its own business judgment and experience to determine the individual compensation elements, the amount of each compensation element and total target compensation.
The Compensation Committee generally targets compensation in relation to the Company’s Compensation Peer Group (discussed under “Market Positioning and Pay Benchmarking”). We strive to compete with the prevailing market taking into account the competition in our market for talented executives and our desire to attract and, more importantly, retain and motivate talented individuals we believe are necessary to achieve the goals and objectives of our Board of Directors. Depending upon Company and individual performance, as well as the various other factors discussed in this Compensation Discussion and Analysis, target and actual total direct compensation of our executives, as well as individual compensation elements, may be within, below or above the market range for their positions.
The Compensation Committee periodically reviews the compensation levels of the Board. In its review, the Compensation Committee looks to ensure that the compensation is fair, reasonably competitive and commensurate to the responsibilities of both the individual directors as well as the Board in the aggregate. Additionally, the Compensation Committee specifically takes into consideration the directors’ adherence to the Company’s director Stock Ownership Guidelines when reviewing compensation.
The Compensation Committee is comprised of five independent directors who satisfy The Nasdaq Stock Market listing requirements and relevant SEC regulations on independence. The Compensation Committee’s

Chair regularly reports to the Board on the Compensation Committee actions and recommendations. To evaluate and administer the compensation practices of the Chief Executive Officer and other executive officers, the Compensation Committee meets a minimum of four times a year. The Compensation Committee also holds special meetings and meets telephonically to discuss extraordinary items, such as the hiring or dismissal of executive officers. The Compensation Committee meets on a regular basis, and routinely meets in executive session without management present. During 2021, the Compensation Committee held 11 meetings.
Role of the Chief Executive Officer
The Chief Executive Officer is not a member of the Compensation Committee but is invited to attend meetings as necessary to provide input and recommendations on compensation for the other named executive officers. The Chief Executive Officer provides the Compensation Committee with his assessment of the performance of each named executive officer and his perspective on the factors described above in developing his recommendations for the executive’s compensation, including salary adjustments, incentive bonuses, annual equity grants and equity grants awarded in conjunction with promotions. Because the Chief Executive Officer works closely with and supervises our executive team, the Compensation Committee believes that the Chief Executive Officer provides valuable insight in evaluating their performance. The Chief Executive Officer also provides the Compensation Committee with additional information regarding the effect, if any, of market competition and changes in business strategy or priorities. The Compensation Committee takes the Chief Executive Officer’s general input into consideration when determining and approving executive officer compensation, including for the named executive officers other than the Chief Executive Officer.
Role of Compensation Consultants
Generally, at least every two years the Compensation Committee retains the services of an independent executive compensation consultant to assess the competitiveness of our compensation programs, conduct other research as directed by the Compensation Committee, and support the Compensation Committee in the design and implementation of executive and Board of Director compensation. In the fourth quarter of 2020, the Compensation Committee retained McLagan, an Aon Hemitt Company (“McLagan”) to: (i) review existing compensation programs; (ii) provide market benchmark information pertaining to both cash and noncash compensation for executives; (iii) provide recommendations and guidance to the Compensation Committee to support its oversight over such compensation programs; and (iv) provide other advice and consultation, including guidance relative to evolving compensation-related regulatory requirements and industry best practices. McLagan delivered its report in the first quarter of 2021 (“2021 Report”). The information from the 2021 Report was used in making compensation decisions for 2021.
Representatives of the compensation consultant attend meetings of the Compensation Committee as requested and also communicate with the Compensation Committee outside of meetings. The compensation consultant reports to the Compensation Committee rather than to management, although representatives of the firm may meet with members of management, including our Chief Executive Officer for purposes of gathering information on proposals that management may make to the Compensation Committee. The compensation consultant met with various executives to collect data and obtain management’s perspective on compensation for our executives. The Compensation Committee may replace its compensation consultant or hire additional advisors at any time. After the Compensation Committee’s review of applicable rules for independence, the Compensation Committee determined that there are no known conflicts of interest between McLagan and its affiliates and the Company and its affiliates. McLagan reports directly to the Compensation Committee and does not provide services to, or on behalf of, any other part of the Company’s business.
Market Positioning and Pay Benchmarking
Many factors are taken into account in determining the actual positioning of each executive officer’s compensation, including the executive’s experience, responsibilities, management abilities and job performance, overall performance of the Company, current market conditions and competitive pay for similar positions at comparable companies. In addition, the Compensation Committee reviews the relationship of various positions between departments, the affordability of desired pay levels and the importance of each position within the Company. These factors are considered by the Compensation Committee in a subjective manner without any specific formula or weighting.

McLagan, in consultation with the Compensation Committee, selected a custom peer group of financial institutions to establish a “Compensation Peer Group” for the 2021 Report. The companies included in the Compensation Peer Group were selected from publicly traded banks in California, Colorado, Nevada, Oregon, Utah and Washington based on: (i) compatibility of the bank based on size as measured through total assets with a range of $2 billion to $9 billion as of June 30, 2020; (ii) similarity of their product lines and business focus; and (iii) comparable performance criteria including, asset growth, profitability, credit quality, capitalization and total shareholder return. In addition to the Compensation Peer Group, McLagan’s primary data sources also included its proprietary 2020 Regional & Community Banking Survey database. National survey data was adjusted upward 29.5% to account for the cost of salaries and wages in San Jose, California, relative to the national average. Target salary information for 2021 was based on the most recent salary available aged to 2021 at an annual rate of 3%. Bonus and equity figures were based on incentive opportunity information where available. If not available the most recent bonus and equity awards as a percent of salary were used to determine 2021 bonuses and equity grants. The Compensation Peer Group component companies used in the evaluation of the Company’s executive compensation programs in the 2021 Report for executive officers were as follows:
Banc of California	Luther Burbank Corp.
Bank of Marin Bancorp	National Bank Holdings
BayCom Corp	PCB Bancorp
Farmers & Merchants Bancorp	Preferred Bank
First Choice Bancorp	RBB Bancorp
First Foundation Inc.	Sierra Bancorp
Hanmi Financial Corp.	TriCo Bancshares
Heritage Financial Corp.	Westamerica Bancorp
HomeStreet Inc.
The Compensation Committee does not solely rely on comparative data from the Compensation Peer Group. Such comparative data provides helpful market information about our peer companies as a reference, but the Compensation Committee does not target any specific positioning or percentile, nor does it use a formulaic approach, in determining executive pay levels. All applicable information is reviewed and considered in aggregate, and the Compensation Committee does not place any particular weighting on any one factor.
Chief Executive Officer Compensation
The Compensation Committee meets with the other independent directors each year in an executive session, including the Corporate Governance committee, without management present to evaluate the performance of the Chief Executive Officer. The Chief Executive Officer does not participate in any deliberations regarding his own compensation. The Compensation Committee annually reviews and approves goals and objectives relevant to the Chief Executive Officer and evaluates the Chief Executive Officer’s performance against those objectives. The Compensation Committee typically considers corporate financial performance, and the Company’s achievement of its short and long-term goals versus its strategic objectives and financial targets. With the assistance of the compensation consultant, the Compensation Committee also considers the compensation data related to the Compensation Peer Group for base pay, total cash compensation, and total direct compensation.
Walter T. Kaczmarek rejoined the Company on March 15, 2021 as President and Chief Executive Officer. He was provided a salary of $721,000. The Company later entered into an employment agreement, dated April 5, 2021. Under the agreement, Mr. Kaczmarek receives an annual salary of $721,000 with annual increases, if any, as determined by the Board’s annual review of executive compensation. He also received a grant of $540,000 of restricted common stock that vests over three years with acceleration for the hiring of a new Chief Executive Officer, a change of control, termination for good reason, or termination without cause. The employment agreement was negotiated between Mr. Kaczmarek and the Board and the Compensation Committee. In its negotiations and review of the employment agreement the Compensation Committee took into account the data provided by the 2021 Report for comparable Chief Executive Officer compensation and the goals and objectives discussed with Mr. Kaczmarek.

Mr. Wilton retired from the Company on March 12, 2021. The Company entered into a separation agreement with Mr. Wilton under which he received a severance payment of $1,475,895. In negotiating the separation agreement with Mr. Wilton the Compensation Committee took into account the years of service Mr. Wilton provided to the Company, that his employment agreement provided for the severance payment in such amount had he been terminated without cause, and the fact that Mr. Wilton did not have the benefit of a SERP agreement given to several other executive officers of the Company. Further, in the separation agreement Mr. Wilton provided a general release and agreement to refrain from soliciting the Company’s employees and customers for 12 months.
Base Salary Decisions for the Other Named Executive Officers
We pay base salaries in order to provide executives with a reasonable level of fixed short-term compensation. Executive base salary levels are typically reviewed at least annually by the Compensation Committee. Base salaries are determined on an individual basis. Generally the Compensation Committee believes that executive base salaries should be competitive with its peer group and prevailing market conditions for executives in similar positions with similar responsibilities. Base salaries are reviewed annually and adjusted as necessary to realign them with market levels after taking into account the value of the position in the marketplace, merit career experience, the contribution and performance of the individual and retention concerns. Although each of the named executive officers has an employment agreement with the Company, the initial base salary in each of the agreements may be increased (and has been in the past) in accordance with the Chief Executive Officer’s evaluation of the executive’s performance and the Compensation Committee’s evaluation of the Company’s overall compensation programs and policies.
At its March 2021 meeting, the Compensation Committee approved the following salaries and adjustments for the other named executive officers for 2021:
Named Executive	2020 Salary	2021 Salary	Percent Adjustment
Michael E. Benito	$304,880	$320,124	5.0%
Margo G. Butsch	$298,700	$313,635	5.0%
Robertson Clay Jones	$324,250	$360,140	11.0%
Lawrence D. McGovern	$350,200	$367,710	5.0%
Mr. Jones’s salary was increased to $400,000 with his promotion in December 2021 to President and Chief Operating Officer of Heritage Bank of Commerce.
Base salary drives the formula used in the Management Incentive Plan as discussed below under “Management Incentive Plan.”
Management Incentive Plan
We provide annual performance-based cash incentive awards linked to achievement against certain corporate performance goals under our Management Incentive Plan (“Incentive Plan”). The Compensation Committee believes that the annual performance metrics used in the bonus plan contribute to driving long-term stockholder value, play an important role in influencing executive performance and are an important component of our compensation program to help attract, motivate and retain our executives.
To establish our executive officers’ individual target cash bonus opportunities, which are expressed as a percentage of base salary, the Compensation Committee considers competitive pay data, input from its compensation consultant, and the level, position, objectives and scope of responsibilities of each executive, as well as considerations of internal parity among similarly situated Company executives.
Payouts generally are not calculated by mathematical interpolation (on a continuous scale), therefore an incentive level must be reached or exceeded for a cash award.

	As a percent of base salary
Named Executive	Threshold	Target	Max
Walter T. Kaczmarek	30%	75%	100%
Michael E. Benito	30%	45%	65%
Margo G. Butsch	30%	45%	65%
Robertson Clay Jones	30%	50%	70%
Lawrence D. McGovern	30%	50%	70%
The Compensation Committee reviews and approves the financial metrics for each plan year. The Compensation Committee identifies from three to six financial metrics which may be revised from year to year to align them with the Company’s annual strategic plan. The Compensation Committee determines the weighting of financial metrics each year based upon recommendations from the Chief Executive Officer. For 2021, the following financial metrics along with the relative weights of each financial metric were established by the Compensation Committee in the first quarter of 2021:
Financial Metrics	Weight
Pre-Tax Income	20%
Nonperforming Assets	20%
Loan Growth	25%
Deposit Growth	15%
Qualitative Factors	20%
The Compensation Committee believes pre-tax income is a valid measurement in assessing how the Company is performing from a financial standpoint. Pre-tax income is an accepted accounting measures that drives earnings per share and shareholder returns over the long term. In addition, the Compensation Committee, in consultation with the Chief Executive Officer, concluded that management should continue its focus on loan and deposit growth particularly with the challenge of the Covid-19 pandemic and its expected impact on economic activity. The Compensation Committee also believed that nonperforming assets would be an effective measure to monitor the Company’s progress in improving its credit quality during the Covid-19 pandemic. The Compensation Committee also added a metric for qualitative factors with the view that executive management should also be incentivized to promote various objectives based on the Company’s Strategic Plan as approved by the Board. These objectives may or may not be directly measurable in the Company’s financial statements but contribute to the overall success of the Company and shareholder value. With the addition of qualitative factors and increased emphasis on loan growth, nonperforming assets and deposits, the Compensation Committee withdrew noninterest income and noninterest expense from the metric table for 2021.
Because the Compensation Committee believed that the Incentive Plan should also balance risk-taking with performance, the Compensation Committee maintained a risk-based capital element to the Incentive Plan. If the total risk-based capital ratio was below 10.5% at year-end 2021, bonus payments would be reduced to zero. The Incentive Plan is also subject to a claw back policy if financial statements or other financial metric criteria are found to be materially inaccurate as determined by the Audit Committee.
Performance objectives were generally identified through our annual financial planning and budgeting process. Senior management developed a financial plan for 2021, and the financial plan was reviewed and approved by the Board. The Compensation Committee received recommendations from the senior management for financial performance objective ranges. In setting the Threshold, Target and Maximum levels, the Compensation Committee considered specific circumstances anticipated to be encountered by the Company during the coming year and the level of improvement from year-to-year required to achieve the performance level. The Compensation Committee believed that the Threshold, Target and Maximum levels established for the Incentive Plan in 2021 were sufficiently challenging given the Covid-19 pandemic, economic climate and the level of growth and improvement in the various financial metrics that would have to occur to meet the various performance objectives.

Bonus awards for 2021 were assessed against the relative performance for the year ended December 31, 2021, as follows:
Financial Metrics (dollars in thousands)	Threshold (90% of Plan)	Target (Plan)	Maximum (110% of Plan)	2021 Actual
Pre-Tax Income	$49,809	$55,343	$60,877	$65,870
Nonperforming Assets	$44,000	$40,000	$36,000	$3,738
Loans Outstanding(1)	$2,491,930	$2,623,084	$2,754,238	$2,730,417
Deposits Outstanding(2)	$3,773,417	$3,972,018	$4,170,619	$4,721,141
Qualitative Factors	N/A	N/A	N/A	N/A

(1)
Threshold and Maximum at 95% and 105% of Plan, respectively. Includes factored accounts receivable, but excludes loan purchases in 2021 and Paycheck Protection Program (“PPP”) loans approved in 2020.

(2)
Exclusive of brokered, CDARS and state certificates of deposit. Threshold and Maximum at 95% and 105% of Plan, respectively.

During the first quarter of the following fiscal year-end, the Compensation Committee assesses the performance of the Company for each financial metric comparing the actual fiscal year-end results to the pre-determined performance objectives for each financial metric calculated with reference to the pre- determined weight accorded the financial metric, and an overall percentage amount for the award is calculated. The Compensation Committee may use its discretion in adjusting financial metrics and performance objectives for unexpected material economic conditions or material changes in the business of the Company.
The Compensation Committee reviewed the financial results for 2021. The Company reached (i) “Maximum” for year-end Pre-Tax Income, Nonperforming Assets and Deposits Outstanding, and (ii) “Target” for Loans Outstanding. The Qualitative factors reviewed by the Compensation Committee and reported to the Committee by the Chief Executive Officer were based on the Company’s Strategic Plan for 2021. They included expense control, fee growth, audit quality, CRA/fair lending, franchise expansion/contraction and succession planning/employee development. Audit quality was viewed overall as above plan expectations. Expense control (on plan but impacted by litigation costs), CRA/lending (satisfactory rating) and franchise expansion (balance sheet growth and new branch office lease signed) were viewed as on target of the Strategic Plan. Fee growth was below expectations and succession/planning and employee development is still progressing. Based on its analysis the Compensation Committee concluded that plan participants should be awarded at the Target level overall for Qualitative Factors.
Impact of Covid-19.   The Compensation Committee did not use its discretion to adjust any of the financial or qualitative metrics initially established in the first quarter of 2021 or adjust any of the payout awards for plan participants for the economic impact of Covid-19.
The Committee approved the following incentive cash awards for 2021 performance.
Named Executive	2021 Bonus Award
Walter T. Kaczmarek	$490,000
Michael E. Benito	$177,135
Margo G. Butsch	$173,545
Robertson Clay Jones	$215,723
Lawrence D. McGovern	$221,633
Equity Based Compensation
The Compensation Committee periodically reviews our equity compensation program from a market perspective as well as in the context of our overall compensation philosophy. The Compensation Committee also considers the appropriateness of various equity vehicles, such as stock options, and restricted stock as well as overall program costs (which include both stockholder dilution and compensation expense), when evaluating the long-term incentive mix.
The Compensation Committee believes that equity based compensation should be a significant component of total executive compensation to align executive compensation with the long-term performance of the Company and to encourage executives to make value enhancing decisions for the benefit of our shareholders. Each of the named executive officers is eligible to receive equity compensation. The Compensation Committee is responsible for determining equity grants to all staff members, including named executive officers. The Compensation Committee may also grant equity-based awards to award performance, coincide with promotions and hirings, and for recruiting and retention purposes.
In considering whether to grant an equity award and the size of the grants to be awarded, the Compensation Committee considers, among other things, with respect to each executive officer, (i) the salary level, (ii) the contributions expected toward the growth and profitability of the Company, (iii) extraordinary contribution to the Company’s financial performance, (iv) prior award levels, and (v) peer survey data indicating grants made to similarly situated officers at comparable financial institutions.
The Company’s Amended and Restated 2004 Equity Plan (the “2004 Plan”) provided for the grant of non-qualified and incentive stock options, and restricted stock. In 2013, the Board of Directors and shareholders approved the 2013 Equity Incentive Plan (the “2013 Plan”) and the 2004 Plan was terminated. Stock options and restricted stock awards issued under the 2004 Plan remain outstanding. The Compensation Committee approved all awards under the 2004 Plan and continues to do so under the 2013 Plan. The Compensation Committee is the administrator of the 2013 Plan.
We may grant stock options to our executives to align their interests with those of our shareholders and as an incentive to remain with us. The Compensation Committee believes that options to purchase shares of our common stock, with an exercise price equal to the market price of our common stock on the date of grant, are inherently performance-based and are a very effective tool to motivate our executives to build shareholder value and reinforce our position as a growth company. With stock options, our executives can realize value only to the extent that the market price of our common stock increases during the period that the option is outstanding, which provides a strong incentive to our executives to increase shareholder value. Further, because these options typically vest over a four-year period, they incentivize our executives to build value that can be sustained over time.
The Compensation Committee approves primarily nonstatutory stock options instead of incentive stock options because of the tax advantages available to the Company for nonstatutory options and because employees generally do not take full advantage of the tax benefits available to them from incentive stock options.
We also may grant restricted stock to our executives. Restricted stock aligns the interests of our executives with those of our shareholders and helps manage the dilutive effect of our equity compensation program. Our awards of restricted stock are subject to time-based vesting. Because restricted stock has value to the recipient even in the absence of stock price appreciation, awards of restricted stock help us retain and incentivize executives during periods of market volatility, and also result in our granting fewer shares of common stock than through stock options of equivalent grant date fair value. Our awards of restricted stock typically vest over a three to four-year period for executives, and we believe that, like stock options, they help incentivize our executives to build value that can be sustained over time.
The Compensation Committee has established a stock option and restricted stock policy which recognizes that stock options and restricted stock have an impact on the profits of the Company under current accounting rules and also have a dilutive effect on the Company’s shareholders. Accordingly, they are recognized as a scarce resource and option grants and awards of restricted stock are given the same consideration as any other form of compensation. The Compensation Committee has established ranges for the amount of options that may be granted that depend on the individual’s position with the Company and whether the option is awarded as an incentive to attract an individual, to retain an individual or to reward performance.
We do not backdate options or grant options or award restricted stock retroactively. In addition, we do not coordinate grants of options or awards of restricted stock so that they are made before announcement of favorable information, or after announcement of unfavorable information. The Company’s options and restricted stock are granted at fair market value on a fixed date or event (the first day of service for new hires and the date of Compensation Committee approval for existing employees), with all required approvals obtained in advance of or on the actual grant date. All grants to executive officers require the approval of the Compensation Committee and the Board of Directors. Fair market value has been consistently determined as the closing price on The Nasdaq Global Select Market on the grant date. In order to ensure that an option exercise price or restricted stock date of grant valuation fairly reflects all material information, without regard to whether the information seems positive or negative, every grant of options and restricted stock is contingent upon an assurance by management and legal counsel that the Company is not in possession of material undisclosed information. If the Company is in a “black-out” period for trading under its trading policy or otherwise in possession of inside information, the date of grant is suspended until the second business day after public dissemination of the information. We do not grant stock options with a so-called “reload” feature, nor do we loan funds to employees to enable them to exercise stock options. We have never re-priced stock options.
The Company’s general practice has been to grant options and restricted stock at the Compensation Committee and Board of Directors’ regular meeting held during the first quarter for the named executive officers as well as current staff, and at any other Compensation Committee meeting (whether a regular meeting or otherwise) as required to attract new staff, retain staff or address promotions. Commencing in 2021, restricted stock grants to directors will be made on the date of and following the annual meeting.
For 2021, the Compensation Committee determined to grant restricted stock awards to executives based on a percentage of the executive’s salary. The percentage applied was the same percentage used as “target” in the Incentive Plan.
For 2021, the Compensation Committee approved the following restricted stock awards:
Named Executive	Restricted Shares	Dollar Value on Date of Grant	Percent of Salary
Walter T. Kaczmarek	44,665	$540,000	75%
Michael E. Benito	11,915	$144,052	45%
Margo G. Butsch	11,673	$141,127	45%
Robertson Clay Jones	14,894	$180,068	50%
Lawrence D. McGovern	15,207	$183,853	50%
Retirement Plans
Our Amended and Restated Supplemental Retirement Plan (“SERP”) is an element of our compensation program that was offered to certain executive officers. These types of plans had been commonly offered in the community bank industry for some time. The SERP is a nonqualified defined benefit plan and is unsecured and unfunded and there are no plan assets. When the Company offered key employees participation in the SERP, including some but not all of the named executive officers, the supplemental retirement benefit awarded was based on the individual’s position within the Company and a vesting schedule determined by the desirability of incenting the retention element of the program. The participant receives his or her vested benefit at retirement. A participant whose employment terminates after the normal retirement date will receive 100% of his or her supplemental retirement benefit, payable monthly, commencing on the first of the month following retirement (unless selected otherwise by the participant and except executive officers who will receive their benefit six months following retirement) and continuing until the death of the participant (unless the joint survivor option is selected). For information on the plan, see the “Summary Compensation” table and the “Supplemental Retirement Plan for Executive Officers.” The Company has reduced its use of the SERP as a program to attract and retain executives and key employees. It has been more than nine years since the Company has offered SERP benefits to executives and key employees.
Termination of Employment and Change in Control Provisions
We recognize that it is possible that we may be involved in a transaction involving a change of control of the Company, and that this possibility could result in the departure or distraction of our executives to the detriment of our business. The Compensation Committee and the Board believe that the prospect of such a change of control transaction would likely result in our executives facing uncertainties about their future employment and distractions resulting from concern over how the potential transaction might affect them.
To allow our executives to focus solely on making decisions that are in the best interests of our shareholders in the event of a possible, threatened, or pending change of control transaction, and to encourage them to remain with us despite the possibility that a change of control might affect them adversely, each of our named executives and chief executive officer have change of control provisions in their respective employment agreements that provide them with certain payments and benefits in the event of the termination of their employment within 120 days prior to, or the 24 month period following, a change of control of the Company (referred to as the “change of control period”). The Compensation Committee and the Board believe that these “double-trigger” agreements serve as an important retention tool to ensure that personal uncertainties do not dilute our executives’ complete focus on building shareholder value.
The Compensation Committee considers the use of change of control provisions and severance provisions on a case by case basis depending on the individual’s position with the Company and the need to attract and/or retain the individuals. The employment agreements for Mr. Benito and Mr. McGovern contain excise tax gross-up provisions for purposes of Section 280G of the Internal Revenue Code of 1986, as amended. It has been the policy of the Company since those agreements were entered into to exclude such provisions from its executive contracts.
The severance benefits provided for our named executive officers were determined by the Compensation Committee based on its judgment of prevailing market practices at the time each agreement was entered into. At present, we have employment agreements with the Chief Executive Officer and the other named executive officers, which detail their eligibility for payments under various termination scenarios. In addition, certain equity grants made to the named executive officers provide for vesting of stock options and restricted stock upon a change of control. We have disclosed the severance and/or change in control payouts that would be payable to each named executive officer if the triggering event occurred on December 31, 2021, in the “Change in Control Arrangements and Termination of Employment” section in this proxy statement.
Prohibition on Hedging
Our stock trading guidelines prohibit executives and directors from speculating in our stock, which includes, but is not limited to, short selling (profiting if the market price of the securities decreases), buying or selling publicly traded options, including writing covered calls, and hedging or any other type of derivative arrangement that has a similar economic effect.
Prohibition on Pledging
Directors and executive officers are prohibited from purchasing Company securities on margin, borrowing against Company securities held in a margin account, or pledging Company securities as collateral for a loan.
Clawback Policy
The Company may recoup incentive compensation paid to named executive officers and other executives where (i) the payment, grant or vesting of an incentive award was based on the achievement of financial results that were subsequently the subject of a restatement of the Company’s financial statements filed with the SEC, (ii) the amount of the compensation that would have been received by the executive officer had the financial results been properly reported would have been lower than the amount actually received, and (iii) the Board determines in its sole discretion and the exercise of its business judgement that it is in the best interests of the Company and its shareholders for the executive officer to repay or forfeit all or any portion of the awards.
Tax Considerations
Section 162(m) of the Internal Revenue Code (“the Code”) generally limits the allowable deduction of publicly held corporations for compensation paid or accrued with respect to a “covered employee” to no more than $1 million per taxable year. A “covered employee” includes (i) an employee who is the corporation’s principal executive officer or principal financial officer at any time during the taxable year (or who acts in such a capacity at any time during the year), (ii) any other employee whose total compensation must be reported under the Securities Act of 1933 by reason of such employee being among the three highest compensated officers for the year (other than those listed in clause (1) above), and (iii) an employee was who a “covered employee” for any taxable year beginning after December 31, 2016.

In light of Section 162(m) of the Code, it is the policy of the Compensation Committee to examine our executive compensation program to maximize the tax deductibility of compensation paid to our executive officers when and if the $1 million threshold becomes an issue. At the same time, the Compensation Committee also believes that the overall performance of our executives cannot in all cases be reduced to a fixed formula and that the prudent use of discretion in determining pay levels is in our best interests and those of our shareholders. Under some circumstances, the Compensation Committee’s use of discretion in determining appropriate amounts of compensation may be essential. In those situations where discretion is or can be used by the Compensation Committee, compensation may not be fully deductible.
Federal tax legislation enacted in December 2017 eliminated the performance-based compensation exemption to the $1 million limitation in Section 162(m) of the Code prospectively and made other changes to Section 162(m), but with a transition rule that preserves the performance-based compensation exemption for certain arrangements and awards provided pursuant to a written binding contract that was in effect on November 2, 2017 and not materially modified on or after such date. We intend to continue to administer arrangements and awards subject to this transition rule with a view toward preserving their eligibility for the performance-based compensation exemption to the extent practicable and consistent with the non-tax compensation program objectives noted above.
Section 409A of the Code (“Section 409A”), among other things, limits flexibility with respect to the time and form of payment of deferred compensation. If a payment or award is subject to Section 409A, but does not meet the requirements that exempt such amounts from taxation under such section, the recipient is subject to: (i) income tax at the time the payment or award is not subject to a substantial risk of forfeiture; (ii) an additional 20% tax at that time; and (iii) an additional tax equal to the amount of interest (at the underpayment rate under the Code plus one percentage point) on the underpayment that would have occurred had the award been includable in the recipient’s income when first deferred or, if later, when not subject to a substantial risk of forfeiture. We have made modifications to our plans and arrangements such that payments and awards under those arrangements either are intended to not constitute “deferred compensation” for Section 409A purposes (and will thereby be exempt from Section 409A’s requirements) or, if they constitute “deferred compensation,” are intended to comply with the Section 409A statutory provisions and final regulations.
Accounting Considerations
Accounting considerations play an important role in the design of our executive compensation program. Accounting rules require us to expense the fair value of restricted stock awards and the estimated fair value of our stock option grants which reduces the amount of our reported profits. The Compensation Committee considers the amount of this expense in determining the amount of equity compensation awards.
Compensation Committee Interlocks and Insider Participation
No member of the Compensation Committee serves or has served as an employee of the Company or its subsidiaries, and there are no common participants between the compensation committee of any other entity and the Company.
Compensation Committee Report
The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 401(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement.
Compensation Committee of the Board
Marina H. Park Sutton, Chair
Julianne M. Biagini-Komas
Kamran F. Husain
Robert T. Moles
Ranson W. Webster

Executive Compensation Tables
The following table provides for the periods shown, information as to compensation for services of the Company’s principal executive officer, principal financial officer, and the three other executive officers of the Company who had the highest total compensation (as defined in accordance with applicable regulations) with respect to the year ended 2021 (collectively referred to as the “named executive officers”):
Summary Compensation Table
Name and Principal Position (a)	Year (b)	Salary (c)(1)	Bonus (d)	Stock Awards (e)(2)	Option Awards (f)(2)	Non-Equity Incentive Plan Compensation (g)(3)	Change in Pension Value and Nonqualified Deferred Compensation Earnings (h)(4)	All Other Compen-sation (i)(6)	Total (j)
Walter T. Kaczmarek*	2021	$573,565	—	$540,000	—	$490,000	—	$55,480	$1,659,045
President and Chief Executive	2020	—	—	—	—	—	—	—	—
Officer of Heritage Commerce Corp and Chief Executive Officer of Heritage Bank of Commerce	2019	$303,205	—	$304,000	—	$137,958	$627,100	$238,357	$1,610,620
Keith A. Wilton**	2021	$154,306	—	—	—	—	—	$1,602,263	$1,756,569
Former President and Chief	2020	$537,500	—	$330,000	—	$322,500	—	$47,428	$1,237,428
Executive Officer of Heritage	2019	$429,839	—	$243,200	—	$151,733	—	$30,834	$855,606
Commerce Corp and President of Heritage Bank of Commerce
Michael E. Benito***	2021	$316,313	—	$144,052	—	$177,135	$52,100	$45,393	$734,993
Executive Vice President/Business	2020	$302,660	—	$121,951	—	$121,064	$343,000	$31,130	$919,805
Banking Manager of Heritage Bank of Commerce	2019	$292,517	—	$145,920	—	$90,172	$374,600	$30,220	$933,429
Margo G. Butsch	2021	$309,901	—	$141,127	—	$173,545	—	$28,190	$652,763
Executive Vice President & Chief	2020	$296,525	—	$119,474	—	$118,610	—	$26,199	$560,808
Credit Officer of Heritage Bank of Commerce	2019	$281,250	—	$145,920	—	$86,961	—	$19,332	$533,463
Robertson Clay Jones(5)	2021	$353,645	—	$180,068	—	$215,723	$26,900	$19,655	$795,991
President and Chief Operating	2020	$322,088	—	$64,847	—	$128,835	$44,900	$13,534	$574,204
Officer of Heritage Bank of Commerce	2019	$68,015	$142,500	—	—	—	$38,315	$4,585	$253,415
Lawrence D. McGovern	2021	$363,333	—	$183,853	—	$221,633	$8,700	$53,738	$831,257
Executive Vice President & Chief	2020	$347,650	—	$157,582	—	$156,443	$375,900	$50,068	$1,087,643
Financial Officer of Heritage Commerce Corp and Heritage Bank of Commerce	2019	$332,109	—	$182,400	—	$101,456	$352,100	$32,820	$1,000,885

*
Mr. Kaczmarek served as the Company’s President and Chief Executive Office in 2019 until he retired in August of 2019. He was not an officer or employee of the Company in 2020. He rejoined the Company on March 15, 2021.

**
Mr. Wilton retired from the Company on March 12, 2021.

***
Mr. Benito will be retiring from the Bank effective June 1, 2022.

(1)
The amounts in column (c) include amounts voluntarily deferred by each of the named executive officers into their 401(k) plan accounts. For 2021, each executive officer deferred $26,000, except Mr. Kaczmarek deferred zero.

(2)
The amounts shown in columns (e) and (f) reflect the applicable full grant date fair values for stock options and stock awards in accordance with ASC 718 (excluding the effect of forfeitures), and are reported for the fiscal year during which the stock options and stock awards were issued. The assumptions used in calculating the valuation for stock options and stock awards may be found in Note 13 to the Company’s consolidated financial statements for the year ended December 31, 2021, included in the Company’s Annual Report on Form 10-K, filed with the SEC on March 4, 2022.

(3)
The amounts shown in column (g) reflect payments made under the terms of the 2005 Management Incentive Plan for 2021 performance and paid in the first quarter of 2022.

(4)
The amounts shown in column (h) for 2021 represent only the aggregate change in the actuarial present value of the accumulated benefit under the Company’s SERP from December 31, 2020 to December 31, 2021. The amounts in column (h) were determined using interest rate and mortality rate assumptions consistent with those used in the Company’s consolidated financial statements and include amounts which the named executive officer may not currently be entitled to receive because such amounts are not vested. Assumptions used in the calculation of these amounts are included in Note 14 to the Company’s consolidated financial statements for the year ended December 31, 2021, included in the Company’s Annual Report on Form 10-K, filed with the SEC on March 4, 2022.
Mr. Jones has a fully vested Supplemental Executive Retirement Agreement, dated November 28, 2017 (amended November 9, 2018) that was entered into with Presidio Bank. The agreement was assumed by the Company when the Company acquired Presidio Bank. Under the agreement, Mr. Jones is entitled to a present value accumulated benefit of $133,000 as of December 31, 2021. The amount shown in column (h) for 2021 represents only the aggregate change in the actuarial present value of the accumulated benefit from December 31, 2020 to December 31, 2021.
(5)
Mr. Jones joined the Company on October 12, 2019. His bonus in 2019 in column (d) represents an amount accrued by Presidio Bank prior to the acquisition of Presidio Bank, pursuant to a Presidio Bank bonus plan.

(6)
The amounts shown in column (i) for 2021 include the following for each named executive:

Named Executive	Economic Value of Death Benefit of Life Insurance for Beneficiaries (1)	401(k) Plan Company Matching Contributions	Other Insurance Benefit	Vacation	Auto Compensation	Cash Dividend on Unvested Restricted Stock Award	Severance	Total
Walter T. Kaczmarek*	$10,624	—	$6,985	—	$9,000	$28,871	—	$55,480
Keith A. Wilton**	—	$3,000	$957	$111,693	$3,000	$7,718	$1,475,895	$1,602,263
Michael E. Benito***	$2,819	$3,000	$4,587	$12,312	$8,400	$14,275	—	$45,393
Margo G. Butsch	—	$3,000	$2,751	—	$8,400	$14,039	—	$28,190
Robertson Clay Jones	$536	$3,000	$1,472	—	$6,000	$8,647	—	$19,655
Lawrence D. McGovern	$2,286	$3,000	$8,827	$14,142	$7,000	$18,483	—	$53,738

*
Mr. Kaczmarek served as the Company’s President and Chief Executive Office in 2019 until he retired in August of 2019. He was not an officer or employee of the Company in 2020. He rejoined the Company on March 15, 2021.

**
Mr. Wilton retired from the Company on March 12, 2021 and received a severance payment of $1,475,895.

***
Mr. Benito will be retiring from the Bank effective June 1, 2022.

(1)
The economic value of the death benefit amounts shown above reflects the annual income imputed to each executive in connection with Company owned split dollar life insurance policies for which the Company has fully paid the applicable premiums. These policies are discussed under “Supplemental Retirement Plan for Executive Officers.”

CEO Pay Ratio
The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and SEC rules require us to disclose the pay ratio of our CEO to our median employee. The pay ratio disclosure below is a reasonable estimate calculated in a manner consistent with SEC rules and guidance.
We identified the median employee for 2021 by examining the 2021 total W-2 compensation from our payroll and employment records, including 401(k) deferrals and 401(k) matching of up to $3,000 per employee, for all individuals, excluding our CEO, who were employed by us on December 31, 2021. We included all employees, whether employed on a full time, part time, temporary or seasonal basis as of that payroll date. We did not make any assumptions, adjustments or estimates with respect to such total W-2 reported compensation except for the 401(k) matching as described above. We did not annualize the compensation for any full or part time employees that were not employed by us for all of 2021. We believe the use of total W-2 compensation, including 401(k) deferrals and 401(k) matching of up to $3,000 per employee, for all employees is a consistently applied compensation measure.
After identifying the median employee based upon the methodology described above, we calculated annual total compensation for such employee using the same methodology we used for our CEO and other named executive officers as set forth in the 2021 Summary Compensation Table in this proxy statement. The annual total compensation in 2021 for our median employee using this methodology was $111,772. The annual total compensation in 2021 for our CEO using this methodology is shown in the Summary Compensation Table and was $1,806,480 which is includes an additional $147,435 to annualize his salary for a full year prior to joining the Company in March 2021. The ratio of the annual total compensation of our CEO to the annual total compensation of our median employee in 2021 was 16.16 to 1.
This pay ratio is a reasonable estimate calculated in a manner consistent with SEC rules based on our payroll and employment records and the methodology described above. Because the SEC rules identifying the median compensated employee and calculating the pay ratio based on the employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their compensation practices, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies may have different employment and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.
Executive Contracts
Walter T. Kaczmarek—On April 5, 2021, the Company and Heritage Bank of Commerce entered into a new employment agreement with Walter T. Kaczmarek who was appointed by the Board of Directors as President and Chief Executive Officer of Heritage Commerce Corp and Heritage Bank of Commerce. The employment agreement is for one year and is automatically renewed for one year terms. Under the agreement, Mr. Kaczmarek receives an annual salary of $749,840 with annual increases, if any (last increased in March 2022), as determined by the Board of Directors’ annual review of executive salaries. He also received a grant of $540,000 of restricted stock. In addition to his salary, he is eligible to participate in the Heritage Commerce Corp Management Incentive Plan. Mr. Kaczmarek may participate in the Company’s 401(k) plan, under which he may receive matching contributions up to $3,000. The Company provides Mr. Kaczmarek, at no cost to him, group life, health, accident and disability insurance coverage for himself and his dependents. Mr. Kaczmarek is provided with life insurance coverage in the amount of $700,000. The Company will reimburse Mr. Kaczmarek for up to $1,200 for tax consultation and tax return preparation. He is also reimbursed for expenses that exceed insurance coverage for an annual physical examination, certain long-term care policy expenses, monthly dues for one country club membership and one business club membership. He receives an automobile allowance in the amount of $1,000 per month, together with reimbursements for gasoline and maintenance expenditures.
Under his employment agreement, Mr. Kaczmarek is entitled to certain severance benefits on termination of his employment, including a change in control. See “Change of Control Arrangements and Termination of Employment.”
Keith A. Wilton—On August 8, 2019, the Company and Heritage Bank of Commerce entered into an employment agreement with Keith A. Wilton. The employment agreement was for one year and was automatically renewed each year. Under the agreement, Mr. Wilton received an annual salary of $550,000 (last increased in March 2020) with annual increases, if any, as determined by the Board of Directors’ annual review of executive salaries. In addition to his salary, he was eligible to participate in the Heritage Commerce Corp Management Incentive Plan. Mr. Wilton participated in the Company’s 401(k) plan, under which he received matching contributions up to $3,000. The Company provided Mr. Wilton, at no cost to him, group life, health, accident and disability insurance coverage for himself and his dependents. Mr. Wilton was provided with life insurance coverage in the amount of $700,000. He was provided with long term care insurance, with a lifetime benefit of up to $72,000. The Company reimbursed Mr. Wilton for up to $1,200 for tax consultation and tax return preparation. He was also reimbursed for expenses that exceed insurance coverage for an annual physical examination, monthly dues for one country club membership and one business club membership. He received an automobile allowance in the amount of $1,000 per month, together with reimbursements for gasoline and maintenance expenditures.

Under his employment agreement, Mr. Wilton was entitled to certain severance benefits on termination of his employment, including a change of control. See “Change of Control Arrangements and Termination of Employment.”
Mr. Wilton retired from the Company on March 12, 2021. The Company and Mr. Wilton entered into a separation agreement dated March 12, 2021. Pursuant to the agreement, Mr. Wilton received a severance payment of $1,475,895, acceleration of vesting on 25,012 shares of restricted stock, and three years of monthly COBRA payments. He also forfeited 34,358 shares of restricted stock.
Michael E. Benito—On February 1, 2012, the Company entered into an employment agreement with Michael E. Benito when he was promoted to Executive Vice President/Business Banking Manager. The employment contract is for one year and is automatically renewed for one year terms. Under the agreement, Mr. Benito receives an annual salary of $332,929 with annual increases, if any (last increased in March 2022), as determined by the Company’s Chief Executive Officer and Board of Directors’ Compensation Committee annual review of executive salaries. In addition to his salary, he is eligible to participate in the Management Incentive Plan. Mr. Benito participates in the Company’s 401(k) plan, under which he may receive matching contributions up to $3,000. Mr. Benito also participates in the Company’s Employee Stock Ownership Plan. The Company provides to Mr. Benito, at no cost to him, group life, health, accident and disability insurance coverage for himself and his dependents. Mr. Benito receives an automobile allowance in the amount of $700 per month, together with reimbursements for gasoline expenditures. Mr. Benito is provided with life insurance coverage in the amount of two times his salary not to exceed $700,000. He is also provided with long term care insurance, with a lifetime benefit of up to $72,000.
Under his employment agreement, Mr. Benito is entitled to certain severance benefits on termination of his employment, including a change of control. See “Change of Control Arrangements and Termination of Employment.”
Mr. Benito will be retiring from the Bank effective June 1, 2022.
Margo G. Butsch—On July 8, 2017, the Company entered into an employment agreement with Margo G. Butsch when she was promoted by the Company to Executive Vice President and Chief Credit Officer of Heritage Bank of Commerce. The employment contract is for one year and is automatically renewed for one year terms. Under the agreement, Ms. Butsch receives an annual salary of $329,317 with annual increases, if any (last increased in March 2022), as determined by the Company’s Chief Executive Officer and Board of Directors’ Compensation Committee annual review of executive salaries. In addition to her salary, she is eligible to participate in the Management Incentive Plan. Ms. Butsch participates in the Company’s 401(k) plan, under which she could receive matching contributions up to $3,000. Ms. Butsch also participates in the Company’s Employee Stock Ownership Plan. The Company provides to Ms. Butsch, at no cost to her, group life, health, accident and disability insurance coverage for herself and her dependents. Ms. Butsch also receives an automobile allowance in the amount of $700 per month. Ms. Butsch is provided with life insurance coverage in the amount of two times her salary not to exceed $700,000. She is also provided with long term care insurance, with a lifetime benefit of up to $72,000.
Under her employment agreement, Ms. Butsch is entitled to certain severance benefits on termination of her employment, including a change of control. See “Change of Control Arrangements and Termination of Employment.”
Robertson Clay Jones—On October 11, 2019, the Company entered into an employment agreement with Robertson Clay Jones. The employment agreement is for one year and is automatically renewed for one year terms. Under the agreement, Mr. Jones receives an annual salary of $400,000 (last increased in December 2021) with annual increases, if any, as determined by the Company’s Chief Executive Officer and Board of Directors’ Compensation Committee annual review of executive salaries. In addition to his salary, he is eligible to participate in the Management Incentive Plan. Mr. Jones participates in the Company’s 401(k) plan, under which he may receive matching contributions up to $3,000. The Company provides to Mr. Jones, at no cost to him, group life, health, accident and disability insurance coverage for himself and his dependents. Mr. Jones receives an automobile allowance in the amount of $500 per month. Mr. Jones is provided with life insurance coverage in the amount of two times his salary not to exceed $700,000. He is also provided with long term care insurance, with a lifetime benefit of up to $72,000.

Under his employment agreement, Mr. Jones is entitled to certain severance benefits on termination of his employment, including a change of control. See “Change of Control Arrangements and Termination of Employment.”
Lawrence D. McGovern—On July 1, 2011, the Company entered into an Employment Agreement with Lawrence D. McGovern. The employment contract is for one year and is automatically renewed for one year terms. Under the agreement, Mr. McGovern receives an annual salary of $399,885 with annual increases, if any (last increased in March 2022), as determined by the Company’s Chief Executive Officer and Board of Directors’ Compensation Committee annual review of executive salaries. In addition to his salary, he is eligible to participate in the Management Incentive Plan. Mr. McGovern participates in the Company’s 401(k) plan, under which he may receive matching contributions up to $3,000. He also participates in the Company’s Employee Stock Ownership Plan. The Company provides to Mr. McGovern, at no cost to him, group life, health, accident and disability insurance coverage for himself and his dependents. Mr. McGovern receives an automobile allowance in the amount of $700 per month, together with reimbursements for gasoline expenditures. Mr. McGovern is provided with life insurance coverage in the amount of two times his salary but not to exceed $700,000. He is also provided with long term care insurance, with a lifetime benefit of up to $72,000.
Under his employment agreement, Mr. McGovern is entitled to certain severance benefits on termination of his employment, including a change of control. See “Change of Control Arrangements and Termination of Employment.”
Plan Based Awards
Equity Based Plans.   In 2004, the Board of Directors adopted the Heritage Commerce Corp 2004 Stock Option Plan (the “2004 Plan”), which was approved by the Company’s shareholders at the 2004 Annual Meeting. The 2004 Plan authorized the Company to grant stock options to officers, employees and directors of the Company and its affiliates. In 2009, the 2004 Plan was amended and restated as the 2004 Equity Plan to authorize the issuance of restricted stock in addition to stock options. The 2004 Equity Plan was approved by the Company’s shareholders at the 2009 Annual Meeting.
In 2013, the Board of Directors approved the 2013 Equity Incentive Plan (“2013 Equity Plan”) to replace the 2004 Equity Plan. The 2013 Equity Plan was approved by the Company’s shareholders at the 2013 Annual Meeting. The purpose of the Equity Plan is to promote the long term success of the Company and the creation of shareholder value. The Board of Directors believes that the availability of stock awards is a key factor in the ability of the Company to attract and retain qualified individuals to serve as directors, officers and employees. Under the 2013 Equity Plan incentives are provided through the grant of stock options and restricted stock awards. At the 2020 Annual Meeting, the shareholders approved an amendment to the 2013 Equity Plan to increase the number of shares authorized under the 2013 Equity Plan from 3,000,000 to 5,000,000.
In connection with its acquisition of Presidio Bank in October 2019, the Company assumed the Presidio Bank Amended and Restated 2006 Stock Option Plan and the Presidio Bank 2016 Equity Incentive Plan (collectively the “Presidio Equity Plans”) and the options issued and outstanding at the time of the acquisition. The issued and outstanding options were exchanged for options to acquire an aggregate of 1,176,757 shares of the Company’s common stock at an adjusted weighted average exercise price of $5.05.
Management Incentive Plan.   The Company maintains a Management Incentive Cash Bonus Plan adopted by the Board of Directors in January 2022 (“2022 Management Incentive Plan”). Executive officers are eligible for target bonuses which are expressed as a percentage of their respective base salaries which increase as the level of performance of established goals increases. The bonuses are tied directly to the satisfaction of overall Company performance and qualitative objectives for the year. The 2022 Management Incentive Plan replaced the 2005 Management Incentive Plan (“2005 Management Incentive Plan”). See “Compensation Discussion and Analysis” for information about the 2005 Management Incentive Plan. The 2005 Management Incentive Plan was in effect for 2021 bonus awards.
The following table provides information on the potential performance based awards available if defined performance objectives were achieved in 2021 for each of the Company’s named executive officers under the

Company’s 2005 Management Incentive Plan, and stock options or other stock awards granted to the named executive officers for the year ended December 31, 2021:
Grants of Plan Based Awards
		Estimated Future Payouts Under Non-Equity			Estimated Future Payouts Under Equity			All Other Stock Awards: Number of Shares of Stock or Units (#) (i)(2)	All Other Option Awards: Number of Securities Underlying Options (#) (i)	Exercise or Base Price of Option Awards (k) (l)(3)	Grant Date Fair Value of Stock And Options Awards (1)
		Incentive Plan Awards(1)			Incentive Plan Awards
		Threshold Target Maximum			Threshold Target Maximum
Name (a)	Grant Date (b)	(c)	(d)	(e)	(#) (f)	(#) (g)	(#) (h)
Walter T. Kaczmarek*	4/27/21	—	—	—	—	—	—	44,665	—	—	$540,000
	4/22/21	$216,300	$540,750	$721,000	—	—	—	—	—	—	—
Keith A. Wilton**	—	—	—	—	—	—	—	—	—	—	—
Michael E. Benito***	4/27/21	—	—	—	—	—	—	11,915	—	—	$144,052
	4/22/21	$96,037	$144,056	$208,081	—	—	—	—	—	—	—
Margo G. Butsch	4/27/21	—	—	—	—	—	—	11,673	—	—	$141,127
	4/22/21	$94,091	$141,136	$203,863	—	—	—	—	—	—	—
Robertson Clay Jones	4/27/21	—	—	—	—	—	—	14,894	—	—	$180,068
	4/22/21	$108,042	$180,070	$252,098	—	—	—	—	—	—	—
Lawrence D. McGovern	4/27/21	—	—	—	—	—	—	—	—	—	—
	4/22/21	$110,313	$183,855	$257,397	—	—	—	15,207	—	—	$183,853

*
Mr. Kaczmarek served as the Company’s President and Chief Executive Office in 2019 until he retired in August of 2019. He was not an officer or employee of the Company in 2020. He rejoined the Company on March 15, 2021.

**
Mr. Wilton retired from the Company on March 12, 2021.

***
Mr. Benito will be retiring from the Bank effective June 1, 2022.

(1)
These potential performance based awards were established under the 2005 Management Incentive Plan if the indicated level of performance was achieved in 2021 as described further in the “Compensation and Discussion Analysis” and in the discussion under “Plan Based Awards—Management Incentive Plan.” They do not represent the actual payments made to the named executive officers. The payments made for actual performance in 2021 are reflected in column (g) in the Summary Compensation Table.

(2)
This column reflects restricted stock awards granted in 2021 pursuant to the 2013 Equity Incentive Plan.

(3)
The amounts shown in column (l) reflect the applicable full grant date fair values for restricted stock award in accordance with ASC 718 (excluding the effect of forfeitures), and are reported for the fiscal year during which the restricted stock awards were issued. The assumptions used in calculating the valuation for stock and options awards may be found in Note 13 to the Company’s consolidated financial statements for the year ended December 31, 2021, included in the Company’s Annual Report on Form 10-K, filed with the SEC on March 4, 2022.

Equity Compensation Plan Information
The following table shows the number and weighted average exercise price of securities to be issued upon exercise of outstanding options, warrants and rights, and the number of securities remaining available for future issuance under equity compensation plans at December 31, 2021:
	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))(c)
Equity compensation plans approved by security holders	$2,584,632(1)	$10.00	1,947,571(2)
Equity compensation plans not approved by security holders	N/A	N/A	N/A

(1)
Consists of 189,393 options to acquire shares under the Company’s 2004 Equity Incentive Plan, 1,845,366 options to acquired shares under the Company’s 2013 Equity Incentive Plan, and the aggregate amount of 549,873 stock options assumed under the Presidio Plans.

(2)
Available under the Company’s 2013 Equity Incentive Plan.

Outstanding Equity Awards
The following table shows the number of Company shares of common stock covered by exercisable and unexercisable stock options and the number of Company unvested shares of restricted common stock held by the Company’s named executive officers as of December 31, 2021:
Outstanding Equity Awards at Year End
	Option Awards					Stock Award
Name (a)	Number of Securities Underlying Unexercised Options (#) Exercisable (b)	Number of Securities Underlying Unexercised Options (#) Unexercisable (c)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#) (d)	Options Exercise Price ($) (e)	Options Expiration Date (f)	Number of Shares or Units of Stock That Have Not Vested (#) (g)(1)	Market Value of Shares or Units of Stock That Have Not Vested (h)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#) (i)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (j)
Walter T. Kaczmarek*	—	—	—	—	—	59,249	$707,433	—	—
Keith A. Wilton**	—	—	—	—	—	—	—	—	—
Michael E. Benito***	12,500	—	—	$8.07	2/27/2024	26,540	$316,888	—	—
	10,000	—	—	$6.57	4/30/2023	—	—	—	—
Margo G. Butsch	8,000	—	—	$14.48	5/2/2027	26,362	$314,762	—	—
	3,000	—	—	$10.34	5/3/2026	—	—	—	—
Robertson Clay Jones	49,399(3)	—	—	$10.74	7/1/2028	19,746	$235,767	—	—
	37,050(3)	—	—	$4.92	1/19/2025	—	—	—	—
	37,050(3)	—	—	$3.98	1/30/2024	—	—	—	—
Lawrence D. McGovern	15,000	—	—	$8.07	2/27/2024	34,248	$408,921	—	—
	15,000	—	—	$6.57	4/30/2023	—	—	—	—

*
Mr. Kaczmarek served as the Company’s President and Chief Executive Office in 2019 until he retired in August of 2019. He was not an officer or employee of the Company in 2020. He rejoined the Company on March 15, 2021.

**
Mr. Wilton retired from the Company on March 12, 2021. When Mr. Wilton retired, he vested in 25,012 shares of restricted stock and forfeited 34,358 shares of restricted stock.

***
Mr. Benito will be retiring from the Bank effective June 1, 2022.

(1)
This column represents the unvested shares for restricted stock awards granted. Restricted stock awards vest 25% per year from the date of grants for the 2018 grants. Restricted stock awards vest 33% per year from the date of grant for the 2019, 2020 and 2021 grants.

(2)
The market value of the shares of restricted stock that have not vested is calculated by multiplying the number of shares of stock that have not vested by the closing price of our common stock at December 31, 2021, as reported on The Nasdaq Global Select Market, which was $11.94.

(3)
Stock options granted by Presidio Bank under the Presidio Plans which the Company assumed at the effective time of the acquisition of Presidio Bank. The options were adjusted to reflect the acquisition exchange ratio. The options are fully vested.

Option Exercises and Vested Stock Awards
The following table sets forth information with regard to the exercise and vesting of stock options and vesting of shares of restricted stock for the year ended December 31, 2021, for each of the named executive officers:
Option Exercises and Stock Vested
	Option Awards		Stock Awards
Name (a)	Number of Shares Acquired on Exercise (#) (b)	Value Realized upon Exercise (c)	Number of Shares Acquired on Vesting (#) (d)	Value Realized on Vesting (e)(1)
Walter T. Kaczmarek*	—	—	21,419	$256,768
Keith A. Wilton**	—	—	25,012	$268,629
Michael E. Benito***	—	—	11,562	$138,616
Margo G. Butsch	—	—	10,220	$122,421
Robertson Clay Jones	37,050	$310,850	2,426	$29,209
Lawrence D. McGovern	—	—	15,395	$184,641

*
Mr. Kaczmarek served as the Company’s President and Chief Executive Office in 2019 until he retired in August of 2019. He was not an officer or employee of the Company in 2020. He rejoined the Company on March 15, 2021.

**
Mr. Wilton retired from the Company on March 12, 2021. When Mr. Wilton retired, he vested in 25,012 shares of restricted stock and forfeited 34,358 shares of restricted stock.

***
Mr. Benito will be retiring from the Bank effective June 1, 2022.

(1)
The number of vested shares reflects the gross amount of shares, without netting any shares surrendered to pay taxes. The aggregate dollar amount realized upon vesting was calculated by multiplying the number of shares by the fair market value on the vesting date.

401(k) Plan
The Company has established a broad based employee benefit plan under Section 401(k) of the Internal Revenue Code of 1986 (“401(k) Plan”). The purpose of the 401(k) Plan is to encourage employees to save for retirement. Eligible employees may make contributions to the plan subject to the limitations of Section 401(k). The 401(k) Plan trustees administer the Plan. The Company matched up to $3,000 of each employee’s contributions in 2021. The 401(k) Plan allows highly compensated employees to contribute up to a maximum percentage of their base salary, up to the limits imposed by the Internal Revenue Code, on a pre-tax basis. Participants choose to invest their account balances from an array of investment options as selected by plan fiduciaries. The 401(k) Plan is designed to provide for distributions in a lump sum after termination of service. However, loans and in service distributions under certain circumstances such as hardship, attainment of age 59 1∕2, or a disability are permitted. For named executive officers, these amounts are included in the Summary Compensation Table under “All Other Compensation.”
Employee Stock Ownership Plan
In 1997, Heritage Bank of Commerce initiated a broad based employee stock ownership plan (“Stock Ownership Plan”). The Stock Ownership Plan was subsequently adopted by the Company as the successor corporation to Heritage Bank of Commerce. The Stock Ownership Plan allows the Company, at its option, to purchase shares of the Company common stock on the open market. To be eligible to receive an award of shares under the Stock Ownership Plan, an employee must have worked at least 1,000 hours during the year and must be employed by the Company on December 31. The executive officers have the same eligibility to receive awards as other employees of the Company. Awards under the Stock Ownership Plan generally vest over four years. In addition, the value of a participant’s account becomes fully vested upon reaching the age of 65 or termination of employment by death or disability. Since 2010, the Company has suspended contributions to the Stock Ownership Plan. The Stock Ownership Plan was “frozen” as of January 1, 2019. The amounts of contributions to the Stock Ownership Plan for named executive officers are included in the Summary Compensation Table in the column entitled “All Other Compensation.”
Supplemental Retirement Plan for Executive Officers
The Company has established the 2005 Amended and Restated Supplemental Executive Retirement Plan (the “SERP” or the “Plan”) covering key employees, including several of the named executive officers. The SERP is a nonqualified defined benefit plan and is unsecured and unfunded and there are no plan assets. When the Company offers key executives participation in the SERP, the supplemental retirement benefit awarded is based on the individual’s position within the Company and a vesting schedule determined by the desirability of incentivizing the retention element of the program. Normally the participant is 100% vested in his or her benefit at retirement, upon termination within two years from a change in control, or upon disability. However, the participant’s vested benefit is reduced for payment prior to retirement age in accordance with the Plan terms, should that be selected by the participant.
The Company has reduced its use of the SERP as a program to attract and retain executives and key employees. It has been more than eight years since the Company has offered SERP benefits to new executives and key employees.
Normal Retirement.   A participant whose employment terminates after normal retirement (as defined in the Plan) will receive 100% of his or her supplemental retirement benefit, payable monthly, commencing on the first of the month following retirement (unless selected otherwise by the participant and except executive officers who receive their benefit six months after retirement) and continuing until the death of the participant (unless the joint survivor option is selected).
Early Retirement.   In order to be eligible for early retirement benefits, the plan requires the participant to terminate employment (for reasons other than for cause or within two years from a change of control) after the date that the participant is at least 55 years old but prior to normal retirement as defined in the participant’s participation agreement. The participant will then receive the portion of the supplemental retirement benefit that has vested as of the actual early retirement date. However, for each year (or partial year) before normal retirement age the participant receives an early retirement benefit, the vested benefit is reduced by five percent. Unless otherwise selected by the participant, the early retirement benefit will be paid monthly, with payments to commence on the first day of the month following the participant’s separation from service (except executive officers who receive their benefit six months from retirement) and continuing until the death of the participant (unless the joint survivor option is selected).
Termination before Early Retirement.   If a participant’s employment is terminated without cause or the participant resigns, the participant shall be eligible to receive the portion of the supplemental retirement benefit that has vested as of the effective date of termination reduced by 5% for each year (or partial year) that the participant’s benefits are paid prior to the participant’s normal retirement age. Benefits are payable monthly commencing on the first of the month elected by the participant but not before the participant’s early retirement age (except executive officers who receive their benefit six months from retirement), and continuing until the death of the participant (unless the joint survivor option is selected).
Disability.   In the event a participant becomes disabled, the participant will receive the actuarial equivalent of his or her supplemental retirement benefit, payable monthly, commencing on the first of the month following determination that the participant is disabled and continuing until the death of the participant.
Cause.   If a participant’s employment is terminated for cause, the participant forfeits any rights the participant may have under the SERP.
Change of Control.   If a participant’s employment is terminated for any reason (except cause or after qualifying for normal retirement) within two years following a change of control, the participant will receive 100% of his or her supplemental retirement benefit commencing at the later of the first month following the age selected by the participant or the first month following the participant’s separation from service (except executive officers who receive their benefit six months from separation of service), and continuing until the death of the participant (unless the joint survivor option is selected). In the event payments commence prior to the participant’s normal retirement age, then the benefit due to the participant will be reduced by 5% for each year (or partial year) that the participant’s benefit is paid prior to the participant’s normal retirement age.
The Company has purchased life insurance contracts on the participants in order to finance the cost of these benefits and it is anticipated that, because of the tax advantaged effect of this life insurance investment, the return on the life insurance contracts will be approximately equal to the accrued benefits to the participants under the SERP, other than in the event of accelerated vesting because of the change of control.
The following table shows the present value of the accumulated benefit payable to each of the named executive officers that participate in the SERP, including the number of service years credited to each named executive officer at December 31, 2021:
Name (a)	Plan Name (b)	Present Value of Accumulated Benefit(1)(2) (c)	Payments During Last Fiscal Year (d)
Walter T. Kaczmarek(3)	Heritage Commerce Corp SERP	$4,254,500	$257,128
Michael E. Benito(4)	Heritage Commerce Corp SERP	$1,498,400	—
Robertson Clay Jones	Heritage Commerce Corp SERP	$133,000	—
Lawrence D. McGovern	Heritage Commerce Corp SERP	$1,881,000	—

(1)
The amounts in column (c) were determined using interest rate and mortality rate assumptions consistent with those used in the Company’s consolidated financial statements and include amounts which the named executive officer may not currently be entitled to receive because such amounts are not vested. Assumptions used in the calculation of these amounts are included in Note 14 to the Company’s consolidated financial statements for the fiscal year ended December 31, 2021, included in the Company’s Annual Report on Form 10-K, filed with the SEC on March 4, 2022.

(2)
All SERP agreements are fully vested as of December 31, 2021.

(3)
The Company issued a SERP agreement when Mr. Kaczmarek first joined the Company in 2005. In August 2019, Mr. Kaczmarek retired from the Company as President and Chief Executive Officer. At that time under the terms of the SERP, Mr. Kaczmarek was entitle to begin receiving the benefits payment under the SERP. Mr. Kaczmarek rejoined the Company as President and Chief Executive Officer on March 15, 2021 and at that time he was not issued an additional SERP agreement.

(4)
Mr. Benito has two separate SERP agreements. Mr. Benito will be retiring from the Bank effective June 1, 2022.

Deferred Compensation Plan
In January 2004, the Company adopted the Heritage Commerce Corp Nonqualified Deferred Compensation Plan for certain executive officers. The purpose of the plan is to offer those employees an opportunity to elect to defer the receipt of compensation in order to provide termination of employment and related benefits taxable pursuant to Section 451 of the Internal Revenue Code of 1986, as amended. The plan is intended to be a “top hat” plan (i.e., an unfunded deferred compensation plan maintained for a select group of management or highly compensated employees) under Sections 201(2), 301(a)(3) and 401(a)(1) of the Employee Retirement Income Security Act of 1974. The executive may elect to defer up to 100% of any bonus and 50% of any regular salary into the Deferred Compensation Plan. Amounts deferred are invested in a portfolio of approved investment choices as directed by the executive. Under the Deferred Compensation Plan, the Company may make discretionary contributions for the executive, but has not done so. Amounts deferred by executives to the plan will be distributed at a future date they have selected or upon termination of employment. The executive can select a distribution schedule of up to fifteen years.

Change of Control Arrangements and Termination of Employment
Equity Plans.   Each of the named executive officers holds options granted under the 2004 Equity Plan and the 2013 Equity Plan. Under these plans, option holders will be given 30 days advance notice of the consummation of a change of control transaction during which time the option holders will have the right to exercise their options, and all outstanding options become immediately vested. The options terminate on the consummation of the change of control. In the event the option holder dies or becomes disabled, the option holder or his or her estate will have 12 months to exercise those options that have vested as of the date of termination of employment from a disability or death.
Restricted Stock.   The named executive officers hold shares of restricted stock subject to vesting requirement. Under the terms of the restricted stock awards the vesting of the shares will accelerated upon a change of control of the Company, or the holder’s death or disability.
Supplemental Executive Retirement Plan.   Several of the named executives are participants in the 2005 Amended and Restated Supplemental Executive Plan. If a participant’s employment is terminated without cause or the participant resigns, the participant shall be eligible to receive the portion of the supplemental retirement benefit that has vested as of the effective date of termination reduced by 5% for each year (or partial year) that the participant’s benefits are paid prior to the participant’s normal retirement age. Benefits are payable monthly commencing on the first of the month elected by the participant (except executive officers who receive their benefits six months from separation from service), but not before the participant’s early retirement age, and continuing until the death of the participant (unless the joint survivor option is selected). In the event a participant becomes disabled, the participant will receive the actuarial equivalent of his or her supplemental retirement benefit, payable monthly, commencing on the first of the month following determination that the participant is disabled and continuing until the death of the participant. If a participant’s employment is terminated for cause, the participant forfeits any rights the participant may have under the plan. If a participant’s employment is terminated for any reason (except cause or after qualifying for normal retirement) within two years following a change of control, the participant will receive 100% of his or her supplemental retirement benefits commencing at the later of the first month following the age selected by the participant, or the first month following the participant’s separation from service (except executive officers who receive their benefits six months from separation from service), and continuing until the death of the participant (unless the joint survivor option is selected). In the event payments commence prior to the participant’s normal retirement age, then the benefit due to the participant will be reduced by 5% for each year (or partial year) that the participant’s benefit is paid prior to the participant’s normal retirement age.
Mr. Kaczmarek’s Employment Agreement.   If Mr. Kaczmarek’s employment is terminated without cause or he resigns for good reason (as defined in the agreement), he is entitled to a lump sum payment equal to two times his base salary and his average annual bonus in the last three years. The appointment of a new President and Chief Executive Officer within 24 months of the date of his employment agreement will not result in a severance payment under the termination without cause or good reason resignation provisions. If Mr. Kaczmarek’s employment is terminated or he resigns for good reason 120 days before, or within two years after, a change of control (as defined in the agreement), he will be paid a lump sum of 2.75 times his base salary and average annual bonus in the last three years (or shorter period). His shares of restricted common stock granted to him under his contract vest over three years, but vesting will accelerate if a new President and Chief Executive Officer is appointed, a change of control, a termination without cause or a termination for good reason. Additionally, following the termination of his employment, Mr. Kaczmarek has agreed to refrain from using trade secrets or proprietary information in certain activities that would be competitive with the Company.
Mr. Wilton’s Employment Agreement.   Mr. Wilton retired from the Company on March 12, 2021. Under his employment contract, if Mr. Wilton’s employment was terminated without cause or he resigned for good reason (as defined in the agreement), he was entitled to a lump sum payment equal to two times his base salary and his average annual bonus in the last three years. If Mr. Wilton’s employment was terminated or he resigned for good reason 120 days before, or within two years after, a change of control (as defined in the agreement), he would have been paid a lump sum of 2.75 times his base salary and average annual bonus in the last three years. If his employment was terminated by the Company without cause, or he resigned for good reason, or as a result of a change of control the Company terminated his employment or he resigned for good reason, his participation in group insurance coverages would continue on at least the same level as at the time of termination for a period of 36 months from the date of termination. Additionally, following the termination of his employment, Mr. Wilton agreed to refrain from using trade secrets or proprietary information in certain activities that would be competitive with the Company.
Mr. Benito’s Employment Agreement.   If Mr. Benito’s employment agreement is terminated without cause, he will be entitled to a lump sum payment equal to one times his base salary and his average annual bonus during the last three years. If Mr. Benito’s employment is terminated by the Company or he resigns for good reason 120 days before or within two years after a change in control, he will be entitled to a lump sum payment of two times his base salary and his average annual bonus during the last three years. If Mr. Benito’s employment is terminated by the Company without cause, his participation in group insurance coverage will continue on at least the same level as at the time of termination for a period of 12 months from the date of termination. If Mr. Benito’s employment is terminated by the Company as a result of a change in control, or he resigns for a good reason as a result of a change in control, these benefits will continue for an additional 24 months from the date of termination. In the event that the amounts payable to Mr. Benito under the agreement constituted “excess parachute payments” under the Internal Revenue Code of 1986, as amended, that are subject to an excise or similar tax, the amounts payable to Mr. Benito will be increased so that he receives substantially the same economic benefit under the agreement had there been no such tax imposed. Additionally, following the termination of his employment, Mr. Benito has agreed to refrain from certain activities that would be competitive with the Company within the counties in California in which the Company has located its headquarters or branch offices, including refraining for 12 months from the date of termination from soliciting Company employees or customers. Mr. Benito will be retiring from the Bank effective June 1, 2022.
Ms. Butsch’s Employment Agreement.   If Ms. Butsch’s employment agreement is terminated without cause, she will be entitled to a lump sum payment equal to one times her base salary and her average annual bonus during the last three years. If Ms. Butsch’s employment is terminated by the Company or she resigns for good reason 120 days before or within two years after a change in control, she will be entitled to a lump sum payment of two times her base salary and her average annual bonus during the last three years. If Ms. Butsch’s employment is terminated by the Company without cause, her participation in group insurance coverage will continue on at least the same level as at the time of termination for a period of 12 months from the date of termination. If Ms. Butsch’s employment is terminated by the Company as a result of a change in control, or she resigns for a good reason as a result of a change in control, these benefits will continue for an additional 24 months from the date of termination. Additionally, following the termination of her employment, Ms. Butsch has agreed to refrain from certain activities that would be competitive with the Company within the counties in California in which the Company has located its headquarters or branch offices, including refraining for 12 months from the date of termination from soliciting Company employees or customers.
Mr. Jones Employment Agreement.   If Mr. Jones employment agreement is terminated without cause, he will be entitled to a lump sum payment equal to one times his base salary and his average annual bonus during the last three years. If Mr. Jones’ employment is terminated by the Company or he resigns for good reason 120 days before or within two years after a change in control, he will be entitled to a lump sum payment of two times his base salary and his average annual bonus during the last three years. If Mr. Jones’ employment is terminated by the Company without cause, his participation in group insurance coverage will continue on at least the same level as at the time of termination for a period of 12 months from the date of termination. If Mr. Jones’ employment is terminated by the Company as a result of a change in control, or he resigns for a good reason as a result of a change in control, these benefits will continue for an additional 24 months from the date of termination. Additionally, following the termination of his employment, Mr. Jones has agreed to refrain from using trade secrets or proprietary information in certain activities that would be competitive with the Company.
Mr. McGovern’s Employment Agreement.   If Mr. McGovern’s employment is terminated without cause, he will be entitled to a lump sum payment equal to one times his base salary, his highest annual bonus in the last three years and his annual automobile allowance. If Mr. McGovern’s employment is terminated by the Company or he resigns for good reason 120 days before, or within two years after, a change in control, he will be entitled to a lump sum payment of two times his base salary, his highest annual bonus in the last three years and his annual automobile allowance. If the employment agreement is terminated by the Company without cause, his participation in group insurance coverage will continue on at least the same level as at the time of termination for a period of 12 months from the date of termination. If Mr. McGovern’s employment is terminated as a result of a change in control during the change of control period, or he resigns for a good reason as a result of a change in control, these benefits will continue for an additional 24 months from the date of termination. In the event that the amounts payable to Mr. McGovern under the agreement constitute “excess parachute payments” under the Internal Revenue Code of 1986, as amended, that are subject to an excise or similar tax, the amounts payable to Mr. McGovern will be increased so that he receives substantially the same economic benefit under the agreement had there been no such tax imposed. Additionally, following the termination of his employment, Mr. McGovern has agreed to refrain from certain activities that would be competitive with the Company within the counties in California in which the Company has located its headquarters or branch offices, including refraining for 12 months from the date of termination from soliciting Company employees or customers.
The following tables summarize the payments which would be payable to our named executive officers in the event of various termination scenarios as of December 31, 2021. This information is for illustrative purposes only. Regardless of the manner in which a named executive’s employment terminates, the officer would be entitled to: (i) the vested portion of any stock option or restricted stock, and (ii) the vested portion of the officer’s benefit under the Supplemental Executive Retirement Plan.
	Change in Control	Involuntary Termination Without Cause	Termination for Good Reason	Death	Disability
Walter T. Kaczmarek*
Cash severance under employment agreement	$2,376,630	$1,728,458	$1,728,458	$—	$—
Life insurance benefits	—	—	—	700,000	180,000(1)
Long-term care insurance benefits	—	—	—	—	72,000
Split-dollar death benefits (upon death)	—	—	—	3,171,535	—
Unvested restricted stock awards (accelerated)	707,433	707,433	707,433	707,433	707,433
Outplacement services	—	5,000	5,000	—	—
Total:	$3,084,063	$2,440,891	$2,440,891	$4,578,968	$959,433
Keith A. Wilton**
Cash severance under employment agreement	$2,029,356	$1,475,895	$1,475,895	$—	$—
Health insurance premiums	124,677	124,677	124,677	—	—
Life insurance benefits	—	—	—	700,000	180,000(1)
Long-term care insurance benefits	—	—	—	—	72,000
Unvested restricted stock awards (accelerated)	410,235	—	—	410,235	410,235
Outplacement services	—	5,000	5,000	—	—
Total:	$2,564,268	$1,605,572	$1,605,572	$1,110,235	$662,235
Michael E. Benito***
Cash severance under employment agreement	$827,741	$413,870	—	$—	$—
Health insurance premiums	100,918	50,459	—	—	—
Life insurance benefits	—	—	—	640,248	180,000(1)
Long-term care insurance benefits	—	—	—	—	72,000
Unvested restricted stock awards (accelerated)	316,888	—	—	316,888	316,888
Split-dollar death benefits (upon death)	—	—	—	717,593	—
Total:	$1,245,547	$464,329	—	$1,674,729	$568,888

	Change in Control	Involuntary Termination Without Cause	Termination for Good Reason	Death	Disability
Margo G. Butsch
Cash severance under employment agreement	$805,984	$402,992	—	$—	$—
Health insurance premiums	143,550	71,775	—	—	—
Life insurance benefits	—	—	—	627,270	180,000(1)
Long-term care insurance benefits	—	—	—	—	72,000
Unvested restricted stock awards (accelerated)	314,762	—	—	314,762	314,762
Total:	$1,264,296	$474,767	—	$942,032	$566,762
Robertson Clay Jones
Cash severance under employment agreement	$1,017,837	$508,918	—	$—	$—
Health insurance premiums	143,550	71,775	—	—	—
Life insurance benefits	—	—	—	700,000	180,000(1)
Long-term care insurance benefits	—	—	—	—	72,000
Split-dollar death benefits (upon death)	—	—	—	720,280	—
Unvested restricted stock awards (accelerated)	235,767	—	—	235,767	235,767
Total:	$1,397,154	$580,693	—	$1,656,047	$487,767
Lawrence D. McGovern
Cash severance under employment agreement	$1,065,106	$532,553	—	$—	$—
Health insurance premiums	100,919	50,459	—	—	—
Life insurance benefits	—	—	—	700,000	180,000(1)
Long-term care insurance benefits	—	—	—	—	72,000
Unvested restricted stock awards (accelerated)	408,921	—	—	408,921	408,921
Split-dollar death benefits (upon death)	—	—	—	849,606	—
Total:	$1,574,946	$583,012	—	$1,958,527	$660,921

*
Mr. Kaczmarek served as the Company’s President and Chief Executive Office in 2019 until he retired in August of 2019. He was not an officer or employee of the Company in 2020. He rejoined the Company on March 15, 2021.

**
Mr. Wilton retired from the Company on March 12, 2021. The amounts presented in the table assume that he did not retire in March 2021. The Company and Mr. Wilton entered into an agreement dated March 12, 2021. Pursuant to the agreement, Mr. Wilton received a severance payment of $1,475,895, acceleration of vesting on 25,012 shares of restricted stock and three years of monthly COBRA payments. He also forfeited 34,358 shares of restricted stock.

***
Mr. Benito will be retiring from the Bank effective June 1, 2022.

(1)
This balance represents the annual payment of long-term disability for the named executive officers. This long-term payment would begin after an elimination period and a twenty-five week short term disability period. This long-term disability payment will increase by 3% (cost of living adjustment) over the first ten years of payments and cease at age 65.

Director Compensation
This section provides information regarding the compensation policies for non-employee directors and amounts paid to these directors in 2021.
The Company has a policy of compensating non-employee directors for their service on the Board and Board committees of the Company. On an annual basis, the Compensation Committee reviews director compensation, including the individual fees and retainers, the components of compensation, as well as the total amount of director compensation appropriate for the Company. In 2021, the Compensation Committee reviewed data from its compensation consultant on peer company director compensation. The consultant report indicated that equity grants to the Board in 2020 were below the 50th percentile. In addition, equity as a percentage of overall compensation was modestly below the percentage at peer companies.
In 2021, the Compensation Committee recommended and the Board approved an annual retainer fee of $50,000 for each director, except for the Chairman of the Board whose retainer was increase to $75,000. In addition, the chair of each standing committee of the Board received an additional $8,000 per year, except for the Chair of the Audit Committee and the Chair of the Strategic Initiatives and Financing and Investment Committee, who each received $12,000, and the Chair of the Bank Loan Committee, who received $10,000. Board Members are not paid separate fees for attending Board or committee meetings.
The Compensation Committee has adopted a policy to grant directors restricted stock on an annual basis in lieu of stock options. Under this policy the Compensation Committee reviewed the compensation consultant report and recommended and the Board approved awards of restricted stock with an economic value on the date of grant as follows:
Board Chairman	$75,000
Board members (non-chairman)	$50,000
The following table summarizes the compensation of non-employee directors for the year ended December 31, 2021:
Director Compensation Table
Name (a)	Fees Earned or Paid in Cash (b)	Stock Awards (c)(1)	Options Awards (d)	Non- Equity Incentive Plan Compen- sation (e)	Change in Pension Value and Non-qualified Deferred Compen-sation Earnings (f)(2)	Cash Dividend on Unvested Restricted Stock Award (g)	All Other Compen- sation (h)(3)	Total (i)
Julianne M. Biagini-Komas	$61,500	$49,996	—	—	—	$1,507	—	$113,003
Frank G. Bisceglia*	$50,000	$49,996	—	—	—	$1,507	$627(3)	$102,130
Bruce H. Cabral	$59,000	$49,996	—	—	—	$1,507	—	$110,503
Jack W. Conner	$73,125	$75,000	—	—	—	$2,161	$1,439(3)	$151,725
Jason DiNapoli	$50,000	$49,996	—	—	—	$1,507	—	$101,503
Stephen G. Heitel	$50,000	$49,996	—	—	—	$1,507	—	$101,503
Kamran F. Husain**	―	―	—	—	—	—	—	—
Walter T. Kaczmarek(4)	$14,000	―	―	―	―	—	―	$14,000
Robert T. Moles	$50,000	$49,996	—	—	—	$1,507	—	$101,503
Laura Roden	$60,500	$49,996	—	—	—	$1,507	—	$112,003
Marina H. Park Sutton	$57,500	$49,996	—	—	—	$1,507	—	$109,003
Ranson W. Webster	$57,500	$49,996	—	—	—	$1,507	$953(3)	$109,956

*
Retired from the Board on January 27, 2022.

**
Joined the Board on December 9, 2021.

(1)
The amounts shown in column (c) reflect the applicable full grant date value for stock awards in accordance with ASC 718 (excluding the effect of forfeitures). See Note 13 to the Company’s consolidated financial statements for the year ended December 31, 2021, included in the Company’s Annual Report on Form 10-K, filed with the SEC on March 4, 2022.
(2)
The amounts shown in column (f) represent only the aggregate change in the actuarial present value of the accumulated benefit measured from December 31, 2020 to December 31, 2021, under the respective director compensation benefits agreements. The amounts in column (f) were determined using interest rate and mortality rate assumptions, consistent with those used in the Company’s consolidated financial statements, and include amounts which the named director may not currently be entitled to receive because such amounts are not vested. Assumptions used in the calculation of these amounts are included in Note 14 to the Company’s consolidated financial statements for the year ended December 31, 2021, included in the Company’s Annual Report on Form 10-K filed with the SEC on March 4, 2022.

(3)
The amounts shown reflect the annual income imputed to each director in connection with Company owned split dollar life insurance policies for which the Company has fully paid the applicable premiums.

(4)
Mr. Kaczmarek rejoined the Company as President and Chief Executive Officer on March 15, 2021.

Director Outstanding Stock Options and Stock Awards
Each of the non-employee directors owned the following stock options and stock awards as of December 31, 2021:
Director	Stock Options	Stock Awards
Julianne M. Biagini-Komas	—	4,255
Frank G. Bisceglia(1)	13,500	4,255
Bruce H. Cabral(3)	17,290	4,255
Jack W. Conner	—	6,383
Jason DiNapoli	—	4,255
Stephen G. Heitel(3)	123,499	4,255
Kamran F. Husian(2)	—	—
Robert T. Moles	13,500	4,255
Laura Roden	8,000	4,255
Marina H. Park Sutton(3)	27,170	4,255
Ranson W. Webster	13,500	4,255

(1)
Retired from the Board on January 27, 2022

(2)
Joined the Board on December 9, 2021

(3)
The stock options were granted by Presidio Bank prior to the acquisition by the Company and were assumed by the Company in connection with the acquisition.

Director Compensation Benefits Agreement
Prior to 2007, the Company entered into individual director compensation benefits agreements with each of its then directors. These agreements were amended and restated in December, 2008 (“Benefit Agreements”). The Benefit Agreements provide an annual benefit equal to a designated applicable percentage of $1,000 times each year served as a director, subject to a 2% increase each year from the date of the commencement of payments. The applicable percentage increases over time and equals 100% after nine years of service. In the event of a disability, or a resignation or termination pursuant to a change of control, the director’s applicable percentage will be accelerated to 100% payments of benefits will be made in equal monthly payments on the first day of each month, commencing on the later of the director’s attaining the age of 62 or the month following the month in which the director separates from service on the Board and continuing until the director’s death. If a director is removed from the Board for cause he or she will forfeit any benefits under the Benefit Agreement.

Company owned split dollar life insurance policies support the Company’s obligations under the Benefit Agreements. The premiums on the policies are paid by the Company. The cash value accrued on the policies supports the payment of the supplemental benefits for each participant. In the case of death of the participant, the participant’s designated beneficiaries will receive 80% of the net at risk insurance (which means the amount of the death benefit in excess of the cash value of the policy).
The following table shows the present value of the accumulated benefit payable to each director who has a director compensation benefit agreement, including the number of service years credited to each director under the Benefit Agreements at December 31, 2021:
Name (a)	Plan Name (b)	Number of Years Credited Service (#) (c)	Present Value of Accumulated Benefit(1)(2) ($) (d)	Payments During Last Fiscal Year ($) (e)
Frank G. Bisceglia*	Heritage Commerce Corp SERP	28	$325,500	—
Jack W. Conner	Heritage Commerce Corp SERP	18	$145,600	—
Robert T. Moles	Heritage Commerce Corp SERP	18	$322,700	—
Ranson W. Webster	Heritage Commerce Corp SERP	18	$194,800	—

*
Retired from the Board on January 27, 2022

(1)
The amounts in column (c) were determined using interest rate and mortality rate assumptions consistent with those used in the Company’s consolidated financial statements and include amounts which the director may not currently be entitled to receive because such amounts are not vested. Assumptions used in the calculation of these amounts are included in Note 14 to the Company’s consolidated financial statements for the year ended December 31, 2021, included in the Company’s Annual Report on Form 10-K, filed with the SEC on March 4, 2022.

(2)
Each participant is fully vested.

PROPOSAL 1—ELECTION OF DIRECTORS
The Bylaws of the Company provide that the number of directors shall not be less than 9 nor more than 15. By resolution, the Board has fixed the number of directors at 11. All of our directors serve one year terms that expire at the next following annual meeting. The Bylaws of the Company provide the procedure for nominations and election of the Board of Directors. For information on these procedures see “Corporate Governance and Board Matters—Nomination of Directors.” Nominations not made in accordance with the procedures may be disregarded by the Chairman of the Annual Meeting and upon his instructions, the inspector of election will disregard all votes cast for such nominees.
The Board, upon the recommendation of the Corporate Governance and Nominating Committee, has recommended the nomination of eleven of the current members of the Board of Directors for one year terms that will expire at the Annual Meeting to be held in 2023. If any nominee should become unable or unwilling to serve as a director, the proxies will be voted at the Annual Meeting for substitute nominees designated by the Board. The Board presently has no knowledge that any of the nominees will be unable or unwilling to serve.
The following provides information with respect to each individual nominated and recommended to be elected to the Board. Each individual below is also a director on the Board of Heritage Bank of Commerce:
JULIANNE M. BIAGINI-KOMAS, age 59, was formerly a member on the Focus Business Bank board of directors and joined the Board of Directors of the Company in August 2015. Ms. Biagini-Komas was formally the Vice President, Finance and Human Resources of CNEX Labs, Inc., San Jose, California (retired in April 2021). She was the Chief Financial Officer of Quantumscape Corporation, San Jose, California, from 2011 to 2014. Previously, she was the Chief Financial Officer of Endwave Corporation, a Nasdaq listed company, from 1994 to 2007. Ms. Biagini-Komas has a Bachelor of Science degree in Accounting from San Jose State University and a Masters in Business Administration degree from Santa Clara University. She is a Certified Public Accountant. With her experience as a chief financial officer and her accounting background, Ms. Biagini-Komas provides valuable insight and perspective regarding accounting and tax issues and is particularly suited to serve as the Chair of the Audit Committee. Ms. Biagini-Komas also brings 20 years of human resource administration experience, as a member of the Personnel and Compensation Committee.
BRUCE H. CABRAL, age 67, became a director of the Company in October, 2019 when the Company acquired Presidio Bank. Mr. Cabral was a director of Presidio Bank. Mr. Cabral is the former Senior Executive Vice President and Chief Credit Officer of Union Bank, in San Francisco, California. Mr. Cabral retired from Union Bank in January, 2010 after a 32 year tenure which lasted from 1977 until his retirement. Mr. Cabral brings to the Board his previous experience and knowledge of the business of Presidio Bank and his vast experience in the banking industry. He serves as Chair of the Bank’s Loan Committee and as a member of the Audit Committee.
JACK W. CONNER, age 82, became a director of the Company in 2004. Mr. Conner was elected Chairman of the Board in July, 2006. Mr. Conner was Chairman and Chief Executive Officer of Comerica California from 1991 until his retirement in 1998, and remained a director until 2002. He was President and a director of Plaza Bank of Commerce from 1979 to 1991. Prior to joining Plaza Bank of Commerce, he held various positions with Union Bank of California (formerly Union Bank) where he began his banking career in 1964. Mr. Conner has a Bachelor of Arts degree from San Jose State University. Mr. Conner contributes to the Board over 20 years of executive leadership and substantial experience in the community banking industry. Having served as a Chief Executive Officer and President at several successful community banks in the Company’s primary market, he brings a wide ranging understanding of bank management, finance, operations and strategic planning. His demonstrated leadership ability, judgment and executive experience led the Board to elect him as Chairman of the Board. Mr. Conner is also a member of the Strategic Initiatives and Financing Investment Committee.
JASON DINAPOLI, age 53, was one of the founders of 1st Century Bank, N.A., a wholly owned subsidiary of 1st Century Bancshares, Inc., headquartered in Los Angeles, California. In 2008, Mr. DiNapoli assumed the role of the President and Chief Executive Officer of 1st Century Bank and President of 1st Century Bancshares, Inc. He served in this role until July 1, 2016, when 1st Century Bancshares, Inc. was acquired by Midland Financial Co., a privately held bank holding company based in Oklahoma City,

Oklahoma, as a division of MidFirst Bank, a subsidiary of Midland. Mr. DiNapoli presently serves as an Executive Vice President of MidFirst Bank and President and Chief Executive Officer of the 1st Century Bank division. Before joining 1st Century Bank, Mr. DiNapoli was vice president of finance for JP DiNapoli Companies Inc., a real estate investment, development and property management organization. Prior thereto, he served as a Vice President at Union Bank of California (formerly Union Bank). Mr. DiNapoli earned a bachelor’s degree from the University of California, Berkeley. He is active in numerous community organizations. Mr. DiNapoli is the son of Philip DiNapoli, a former director of the Company who retired in 2018. Mr. DiNapoli brings to the Board his extensive experience and knowledge in banking and finance and management experience in the financial industry as well as experience as a board member of a publicly traded bank holding company. Mr. DiNapoli is a member of the Corporate Governance and Nominations Committee, the Strategic Initiatives and Finance and Investment Committee and the Bank’s Loan Committee.
STEPHEN G. HEITEL, age 63, became a director of the Company in October, 2019 when the Company acquired Presidio Bank. Mr. Heitel is the former Chief Executive Officer and director of Presidio Bank. Prior to joining Presidio Bank in October 2008, he served as President and Chief Executive Officer of Mid-Peninsula Bank based in Palo Alto, California. Mr. Heitel served in other senior positions at Greater Bay Bancorp, including President and Chief Executive Officer of San Jose National Bank from December 2003 to November 2005, and as Executive Vice President and Chief Operating Officer of Cupertino National Bank from August 2001 to December 2003. Mr. Heitel’s additional experience also includes executive roles with Bank of America including serving as head of Commercial Banking activities for the Bay Area, focused on middle market businesses. Mr. Heitel brings to the Board his understanding and knowledge of the business and personnel of Presidio Bank as well as his previous executive experience and knowledge of the community banking industry. Mr. Heitel is a member of the Strategic Initiatives and Finance and Investment Committee and the Bank’s Loan Committee.
KAMRAN F. HUSAIN, age 56, became a director of the Company in December 2021. Mr. Husain currently is the Chief Financial Officer at Tribal Credit, a B2B payments FinTech focused serving SMBs in Latin America and MENA. Prior to that he was the Chief Accounting Officer of SVB Financial Group and Silicon Valley Bank from September 2008 to November 2019. He started his career in investment banking followed by seven years at PwC in the audit practice and nine years at Greater Bay Bancorp.  He is a seasoned finance and accounting executive and leader with deep banking and financial services experience having spent over twenty-five years in the financial services industry. Throughout his career he has also worked on and led several merger and acquisition projects. Over the last fifteen years he has directly managed relationships and communications with auditors as well as with bank regulators on matters related to reporting and compliance. Mr. Husain is also experienced in corporate governance matters having participated in Board Audit and Compensation Committees as the senior management representative over the past twenty years. Mr. Husain holds an MBA from the Haas School of Business at UC Berkeley and a BA from Ohio Wesleyan University. With is background and experience Mr. Husian is particularly suited to serve as a member of the Audit Committee and the Personnel and Compensation Committee.
WALTER T. KACZMAREK, age 70, has been a director since 2005. He has served as President and Chief Executive Officer of Heritage Commerce Corp and Chief Executive Officer (and President prior to January 2022) of Heritage Bank of Commerce since March 15, 2021. He had previously served as Chief Executive Officer and President from 2005 until his initial retirement effective August 8, 2019. Prior to joining the Company in 2005, Mr. Kaczmarek was Executive Vice President of Comerica Bank and of Plaza Bank of Commerce from 1990. Prior to joining Plaza Bank of Commerce he served in various positions with Union Bank of California (formerly Union Bank) and also The Martin Group, a real estate investment development company. Mr. Kaczmarek has a Bachelor of Science in Commerce degree from Santa Clara University, and a Masters in Business Administration degree from San Jose State University. Mr. Kaczmarek’s familiarity of the Company and its business as the former President and Chief Executive Officer and broad experience in the community banking industry brings a valuable perspective to the Board. He provides the Board with an overall perspective of all facets of the Company’s business, financial condition and its strategic direction. Mr. Kaczmarek is a member of the Strategic Initiatives and Finance and Investment Committee and the Bank’s Loan Committee
ROBERT T. MOLES, age 67, became a director of the Company in 2004. Mr. Moles was formerly Chairman of the Board of Intero Real Estate Services, Inc., a full service real estate firm. Prior to joining

Intero, he served as President and Chief Executive Officer of the Real Estate Franchise Group of Cendant Corporation, the largest franchiser of residential and commercial real estate brokerage offices in the world. Prior to joining Cendant, he served as President and Chief Executive Officer of Contempo Realty, Inc. in Santa Clara, California. Mr. Moles contributes to the Board a substantial expertise in the real estate industry in the Company’s primary market. With over 33 years of experience in executive and managerial positions, he brings to the Board his skills in dealing with business and financial planning and personnel management. With his background, Mr. Moles is particularly suited to serve as a member of the Personnel and Compensation Committee.
LAURA RODEN, age 63, is the founder and managing director of Capital Formation Consultants LLC, an advisor to alternative asset funds including venture capital, private equity, hedge and debt funds. Prior to founding Capital Formation Consultants LLC, Ms. Roden was the managing director for The Angels’ Forum (Palo Alto, CA), an early stage angel and venture capital investing group for high net worth individuals. For most of Ms. Roden’s prior career she was engaged as chief financial officer at both established and emerging corporations, including most notably Chronicle Broadcasting Company (San Francisco, CA) and PowerTV, Inc. (acquired by Cisco Corporation, San Jose, CA). Ms. Roden has expertise in general management, finance, fundraising and marketing. Ms. Roden has taught courses on finance at San Jose State University, and is a frequent speaker for angel investment and venture capital groups and associations. Ms. Roden has a Bachelor of Arts degree from Harvard College and Masters in Business Administration degree from Harvard Business School. Ms. Roden has extensive management experience in a full range of business operations, strategic planning, marketing strategies and capital formation for entrepreneurial companies in the technology industry. In addition, with her prior experience as a chief financial officer, she is particularly suited to serve as Chair of the Board’s Strategic Initiatives and Finance and Investment Committee, and serves as a member of the Audit Committee.
MARINA H. PARK SUTTON, age 64, became a director of the Company in October, 2019 when the Company acquired Presidio Bank. Ms. Park Sutton was a director of Presidio Bank. Ms. Park Sutton is Chief Executive Officer of Girl Scouts of Northern California, which serves 19 counties in Northern California with almost 40,000 girls and 28,000 adults taking part in programs each year. Prior to joining Girl Scouts of Northern California in 2007, Ms. Park Sutton held a variety of progressively more senior positions at Pillsbury Winthrop Shaw Pittman LLP, an international law firm. The Board benefits from Ms. Park Sutton’s experience as a director and member of the audit, corporate governance and compensation committees at Presidio Bank, as well as her valuable general business insight and legal experience. With her background she is suited to serve as the Chair of the Personnel and Compensation Committee, and as a member of the Audit Committee and the Corporate Governance and Nominations Committee.
RANSON W. WEBSTER, age 76, became a director of the Company in 2004. Mr. Webster founded Computing Resources, Inc. (“CRI”) in 1978, a privately held general purpose data processing service bureau specializing in payroll processing for small business nationwide. He served as CRI’s Chief Executive Officer and Chief Financial Officer. In 1999, CRI merged with Intuit, Inc., the maker of QuickBooks and Quicken financial software. In 1998, Mr. Webster founded Evergreen Capital, LLC, an early stage investment company focused on Internet and biotech companies. In 2012, Mr. Webster became the Chief Executive Officer for Chargerback, Inc. a cloud based startup company dedicated to automating the lost and found process at hotels, airlines, rental car companies and other public spaces. Mr. Webster contributes to the Board substantial business acumen, executive strategic planning and financial experience developed through years of proven entrepreneurial success. Mr. Webster has a unique perspective of the Company from his long standing service on the Board. He has a general understanding of corporate governance principles as Chairman of the Board’s Corporate Governance and Nominations Committee. Mr. Webster is also a member of Personnel and Compensation Committee and the Strategic Initiatives and Finance Committee.
Recommendation of the Board of Directors
The Board of Directors recommends the election of each nominee. The proxy holders intend to vote all proxies they hold in favor of the election of each of the nominees. If no instruction is given, the proxy holders intend to vote FOR each nominee listed.

PROPOSAL 2—ADVISORY PROPOSAL ON EXECUTIVE COMPENSATION
The Dodd-Frank Act requires, among other things, that we permit a non-binding, advisory vote on the 2021 compensation of our named executive officers, as described in the Compensation Discussion and Analysis, compensation tables and accompanying narrative discussion contained in this proxy statement.
As described in greater detail under the heading “Compensation Discussion and Analysis,” we seek to closely align the interests of our named executive officers with the interests of our shareholders. Our compensation practices are designed to encourage and motivate our named executive officers to achieve superior performance on both a short term and long-term basis while at the same time avoiding the encouragement of unnecessary or excessive risk taking.
Accordingly, the Company is presenting this proposal, which gives you as a shareholder the opportunity to endorse or not endorse our executive pay program by voting for or against the following resolution:
“RESOLVED, that the shareholders approve the 2021 compensation of our named executive officers, as disclosed in the Compensation Discussion and Analysis, the compensation tables, and the related disclosures required by Item 402 of Regulation S-K contained in the proxy statement.”
As discussed in the Compensation Discussion and Analysis contained in this proxy statement, the Compensation Committee of the Board of Directors believes that the executive compensation for 2021 was reasonable and appropriate, and was the result of a carefully considered approach.
The vote on this resolution is not intended to address any specific item of compensation, but rather that overall compensation of our named executive officers and the policies and practices described in this proxy statement. In the event this non-binding proposal is not approved by our shareholders, such a vote shall not be construed as overruling a decision by the Board of Directors or Compensation Committee, nor create or imply any additional fiduciary duty of the Board of Directors or Compensation Committee, nor shall such a vote be construed to restrict or omit the ability of our shareholders to make proposals for inclusion in proxy materials related to executive compensation. Notwithstanding the foregoing, the Board of Directors and the Compensation Committee will consider the non-binding vote of our shareholders to this proposal when reviewing compensation policies and practices in the future.
Recommendation of the Board of Directors
The Board of Directors recommends a vote FOR the Advisory Proposal on 2021 Executive Compensation. The proxy holders intend to vote all proxies they hold in favor of this proposal. If no instruction is given, the proxy holders intend to vote FOR the proposal.

PROPOSAL 3—RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Directors, upon the recommendation of its Audit Committee, has ratified the selection of Crowe LLP to serve as our independent registered public accounting firm for 2022, subject to ratification by our shareholders. A representative of Crowe LLP will be present at the Annual Meeting to answer questions and will have the opportunity to make a statement if so desired.
We are asking our shareholders to ratify the selection of Crowe LLP as our independent registered public accounting firm. Although ratification is not required by our Bylaws, the SEC or the Nasdaq Stock Market, the Board is submitting the selection of Crowe LLP to our shareholders for ratification because we value our shareholders’ views on the Company’s independent registered public accounting firm and as a matter of good corporate practice. In the event that our shareholders fail to ratify the selection of Crowe LLP, however, we reserve the discretion to retain Crowe LLP as our independent registered public accounting firm for 2022. Even if the selection is ratified, the Audit Committee, in its discretion, may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our shareholders.
Audit Committee Report
In accordance with its written charter adopted by the Company’s Board of Directors, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing, and financial reporting practices of the Company. During 2021, the Committee met 10 times. The Audit Committee discussed the interim financial information contained in each quarterly earnings announcement with the Chief Financial Officer prior to public release. The Audit Committee also discussed the interim financial statements with the Chief Financial Officer and the independent auditors prior, with and without management present, to the filing of each quarterly Form 10-Q and the annual report on Form 10-K.
In discharging its oversight responsibility as to the audit process, the Audit Committee obtained from the independent auditors a formal written statement describing all relationships between the auditors and the Company that might bear on the auditors’ independence, discussed with the auditors any relationships that may impact their objectivity and independence and satisfied itself as to the auditors’ independence. The Audit Committee reviewed with both the independent auditors and the internal auditor’s audit plans, scope, and results.
The Audit Committee discussed and reviewed with the independent auditor all communications required by the standards of the Public Company Accounting Oversights Board (“PCAOB”), including those described in Auditing Standard No. 1301, Communication with Audit Committees, and discussed and reviewed the results of the independent auditor’s audit of the consolidated financial statements. The Audit Committee also reviewed and discussed the results of the internal audit examinations.
The Audit Committee reviewed the audited financial statements of the Company as of and for the year ended December 31, 2021, with management and the independent auditors. The Audit Committee has also reviewed “Management’s Assessment over Financial Reporting” and the independent registered public accounting firm’s opinion on the effectiveness of the Company’s internal control over financial reporting, and discussed these reports and opinions with management and the independent registered public accounting firm prior to the Company’s filing of its Annual Report on Form 10-K for the year ended December 31, 2021.

Based on the above mentioned review and discussion with management and the independent auditors, the Audit Committee recommended to the Board of Directors that the Company’s audited financial statements be included in its Annual Report on Form 10-K for the year ended December 31, 2021, for filing with the SEC.
Heritage Commerce Corp
Audit Committee
Julianne M. Biagini-Komas, Chair
Bruce H. Cabral
Kamran F. Husain
Laura Roden
Marina H. Park Sutton
March 3, 2022
The Audit Committee report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or the Securities Act of 1934, and shall not otherwise be deemed filed under these Acts.

Independent Registered Public Accounting Firm Fees
The following table summarizes the aggregate fees billed to the Company by its independent auditor:
Category of Services	Fiscal Year 2021	Fiscal Year 2020
Audit fees(1)	$604,610	$655,100
Audit related fees(2)	38,000	48,000
Tax fees(3)	119,275	205,450
All other fees(4)	10,000	10,000
Total accounting fees	$771,885	$918,550

(1)
Fees for audit services for 2021 and 2020 consisted of the audit of the Company’s annual financial statements, review of the consolidated financial statements included in the Company’s Quarterly Reports on Form 10-Q, and the audit of the Company’s internal control over financial reporting as required by Section 404 of the Sarbanes Oxley Act of 2002.

(2)
Fees for audit related services for 2021 and 2020 consisted of financial accounting and reporting consultations, consents and other services related to SEC matters, and audits of the consolidated financial statements of the Company’s employee benefit plans.

(3)
Fees for tax services for 2021 and 2020 consisted of tax compliance and tax planning and advice.

•
Fees for tax compliance services totaled $68,075 and $145,450 in 2021 and 2020, respectively. Tax compliance services are those rendered based upon facts already in existence or transactions that have already occurred to document, compute, and obtain government approval for amounts to be included in tax filings. Such services consisted primarily of preparation of the Company’s consolidated federal and state income tax returns, trust preferred returns and a limited liability company tax return for a subsidiary entity.

•
Tax planning and advice services are those rendered with respect to proposed transactions, assistance regarding the Internal Revenue Code Section 280(G) “excise tax gross up” disclosures in the proxy statement for hypothetical events, and consultation with management regarding various internal control and accounting matters. Tax planning and advice services totaled $51,200 in 2021 and $60,000 2020, respectively.

(4)
All other fees consisted primarily of consulting services for the Company’s strategic objectives merger and acquisitions, and other discussions.

The ratio of tax planning and advice fees and all other fees to audit fees, audit related fees and tax compliance fees was 8.61% for 2021 and 8.25% for 2020.
In considering the nature of the services provided by the independent registered public accounting firm, the Audit Committee determined that such services are compatible with the provision of independent audit services. The Audit Committee discussed these services with the independent registered public accounting firm and Company management to determine that they are permitted under the rules and regulations concerning auditor independence promulgated by the SEC and the Public Company Accounting Oversight Board.
Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm
Under applicable SEC rules, the Audit Committee is required to pre-approve the audit and non-audit services performed by the independent registered public accountants in order to ensure that they do not impair the auditors’ independence. The SEC’s rules specify the types of non-audit services that the independent registered public accountants may not provide to its audit client and establish the Audit Committee’s responsibility for administration of the engagement of the independent registered public accountants.

Consistent with the SEC’s rules, the Audit Committee Charter requires that the Audit Committee review and pre-approve all audit services and permitted non-audit services provided by the independent registered public accountants to the Company or any of its subsidiaries. The Audit Committee may delegate pre-approval authority to the Chair of the Audit Committee and if it does, the decisions of that member must be presented to the full Audit Committee at its next scheduled meeting.
Recommendation of the Audit Committee and the Board of Directors
The Audit Committee of the Board of Directors and the Board of Directors recommends approval of the ratification of the appointment of Crowe LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022. The proxy holders intend to vote all proxies they hold in favor of the proposal. If no instruction is given, the proxy holders intend to vote FOR approval of the proposal.

OTHER BUSINESS
If any matters not referred to in this proxy statement come before the meeting, including matters incident to conducting the meeting, the proxy holders will vote the shares represented by proxies in accordance with their best judgment. Management is not aware of any other business to come before the meeting and, as of the date of the preparation of this proxy statement, no shareholder has submitted to management any proposal to be acted upon at the meeting.
SHAREHOLDER PROPOSALS
Any shareholder that intends to propose business to be considered at the 2023 Annual Meeting must comply with the Company’s Bylaws including providing the required notice to the Company’s Corporate Secretary not later than the close of business on February 25, 2023 nor earlier than January 26, 2023. If a shareholder gives notice of such a proposal before or after these deadlines, proxy holders will be allowed to use their discretionary voting authority to vote against the shareholder proposal without discussion when and if the proposal is raised at the 2023 Annual Meeting of Shareholders.
Proposals of shareholders intended to be presented for consideration at the 2023 Annual Meeting of Shareholders, and to be included in the Company’s proxy statement for that meeting under SEC Rule 14a-8, must be received by the Company for inclusion in the proxy statement and form of proxy for that meeting no later than December 15, 2022, in a form that complies with applicable regulations.
HERITAGE COMMERCE CORP
Deborah K. Reuter
Executive Vice President
and Corporate Secretary
April 14, 2022
San Jose, California

Shareowner ServicesP.O. Box 64945St. Paul, MN 55164-0945Vote by Internet, Telephone, or Mail 24 Hours a Day, 7 Days a Week Your phone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.INTERNET / MOBILE – www.proxypush.com/HTBK Use the Internet to vote your proxy.PHONE – 1-866-883-3382Use a touch-tone telephone to vote your proxy.MAIL – Mark, sign, and date your proxy card and return it in the postage-paid envelope provided in time to be received by May 25, 2022. If you vote your proxy by Internet or by Telephone, you do NOT need to mail back your Proxy Card.Please detach hereThe Board of Directors Recommends a Vote FOR all nominees listed in Item 1 and FOR Items 2 and 3.1. Election of Directors: 01 Julianne M. Biagini-Komas05 Stephen G. Heitel09 Laura Roden02Bruce H. Cabral06 Kamran F. Husain10 Marina H. Park SuttonVote FORVote WITHHELD03Jack W. Conner07 Walter T. Kaczmarek11 Ranson W. Websterall nomineesfrom all nominees04Jason DiNapoli08 Robert T. Moles(except as marked)(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the following box.)2.Advisory proposal on executive compensation.ForAgainstAbstain3.Ratification of selection of independent registered public accounting firm for the year endingForAgainstAbstainDecember 31, 2022.THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED AS THE BOARD RECOMMENDS.This proxy card contains discretionary authority to your proxy to vote your shares on any other matter of which may be properly presented for action at the Annual Meeting. Address change? Mark box, sign and indicate changes below: Date:Signature(s) in BoxPlease sign exactly as your name(s) appears on Proxy. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy.

HERITAGE COMMERCE CORP

ANNUAL MEETING OF SHAREHOLDERS

Thursday, May 26, 2022
1:00 P.M. PDT

To register for the virtual meeting, please follow the instructions below:

•Visit **register.proxypush.com/HTBK** on your smartphone, tablet or computer.

•As a shareholder, you will then be required to enter your control number which is located in the upper right hand corner on the reverse side of this proxy card.

•After registering, you will receive a confirmation e-mail and an e-mail approximately 1 hour prior to the start of the meeting to the e-mail address you provided during registration with a unique link to the virtual meeting.

HERITAGE COMMERCE CORP

Proxy

This proxy is solicited by the Board of Directors for use at the Annual Meeting on May 26, 2022.

The shares of stock you hold in your account will be voted as you specify on the reverse side.

If no choice is specified, the proxy will be voted "FOR" all nominees listed in Item 1 and "FOR" Items 2 and 3.

By signing the proxy, you revoke all prior proxies and appoint Walter T. Kaczmarek and Jack W. Conner, and each of them with full power of substitution, to vote your shares on the matters shown on the reverse side and any other matters which may come before the Annual Meeting and all adjournments.

See reverse for voting instructions.

BROADRIDGE FINANCIAL SOLUTIONS, INC.

BROADRIDGE CORPORATE ISSUER SOLUTIONS
PO BOX 1342T., SUITE 1300
BRENTWOOD, NY 11717

BROADRIDGE
FINANCIAL SOLUTIONS, INC.
ATTENTION:
TEST PRINT
51 MERCEDES WAY
EDGEWOOD, NY
11717

HERITAGE COMMERCE CORP

THIS IS A VOTING INSTRUCTION FORM.

You are receiving this voting instruction form because you hold shares in the above security. You have the right to vote on proposals being presented at the upcoming Annual Meeting to be held on **05/26/22 at 01:00 P.M. PDT**

Make your vote count.

→ **1472 0797 1353 0471**

Visit www.ProxyVote.com | Call 1-800-454-8683 | Return this form in the enclosed postage-paid envelope. | Attend and vote at the meeting.

Scan to view materials and vote via smartphone.

Voting on www.ProxyVote.com is easy and fast!

VOTING INSTRUCTIONS

10-K REPORT

X

HERITAGE COMMERCE CORP

____

11

The Board recommends you vote FOR the following director nominee(s):1 through 11

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

Nominees

Signature [PLEASE SIGN WITHIN BOX] | Date

1472 0797 1353 0471 05/26/22 123,456,789,012.00000
426927109 *****ACCOUNT P72617-01S GS2

0001224825_1 R1.0.0.24 U20300

HERITAGE COMMERCE CORP THIS IS A VOTING INSTRUCTION FORM.You are receiving this voting instruction form because you hold shares in the above security. You have the right to vote on proposals being presented at the BROADRIDGE FINANCIAL SOLUTIONS, INC.BROADRIDGE CORPORATE ISSUER SOLUTIONSPO BOX 1342T., SUITE 1300BRENTWOOD, NY 11717BROADRIDGEFINANCIAL SOLUTIONS, INC.ATTENTION:TEST PRINT51 MERCEDES WAYEDGEWOOD, NY11717HERITAGE COMMERCE CORP THIS IS A VOTING INSTRUCTION FORM.You are receiving this voting instruction form because you hold shares in the above security. You have the right to vote on proposals being presented at the Make your vote count.Vote must be received by 05/25/2022 to be counted.1472 0797 1353 0471VisitCall www.ProxyVote.com 1-800-454-8683EggEEbe1' 32Z4A&411)) Attend and vote at the meeting.EL retk! Scan to view materials and vote via smartphone.Voting on www.ProxyVote.com is easy and fast!Go to www.ProxyVote.com, enter the control number above and vote!The following proxy material for the meeting is available at www.ProxyVote.com: 10-K REPORTVOTING INSTRUCTIONSAs the record holder for your shares, we will vote your shares based on your instructions.Please provide us with your voting instructions before the meeting. If you do not provide us with your voting instructions, we will not vote your shares.If you sign and return this form, we will vote any unmarked items based on the board's recommendations.THIS VOTING INSTRUCTION FORM IS VALID ONLY WHEN SIGNED AND DATED. PLEASE USE BLUE OR BLACK INK AND RETURN ONLY THE BOTTOM PORTION.HERITAGE COMMERCE CORPPlease check this box if you plan to attend the Meeting and vote your shares in person.To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.0 The Board recommends you vote FOR the following di rector nomi nee (s) :1 through 11ForWithhold For AllAllAllExcept01J.M.Biagi ni -Komas07Walter T.Kaczmarek02Bruce H.Cabral08Robert T.Moles03Jack W.Conner09Laura Roden04JasonDiNapoli10Marina H.Park Sutton05Stephen G.Heitel11Ranson W.WebsterThe Board recommends you vote FOR the following proposal (s) :2 and 32.Advisory proposal on executive compensation.3.Ratification of selection of independent registered public accounting firm for the year ending December 31, 2022. *N0TE* Such other business as may properly come before the meeting or any adjournment thereof.06Kamran F.Husain